PEPSICO 401(K) PLAN








         (Known as the Tropicana Retirement Savings and Investment Plan

                       for periods before October 1, 1999)



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                                                  TABLE OF CONTENTS



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PREAMBLE 1


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ARTICLE I - DEFINITIONS...........................................................................................3


ARTICLE II - PARTICIPATION........................................................................................3

2.1      COMMENCING PARTICIPATION.................................................................................3
2.2      SPECIAL RULES OF ADMINISTRATION IN CONNECTION WITH ESTABLISHMENT OF PLAN.................................3

ARTICLE III - CONTRIBUTIONS AND ALLOCATIONS.......................................................................3

3.1      CONTRIBUTION ELECTIONS...................................................................................3
3.2      PRE-TAX CONTRIBUTIONS....................................................................................3
3.3      AFTER-TAX CONTRIBUTIONS..................................................................................3
3.4      FLOATING RATE CONTRIBUTION ELECTION......................................................................3
3.5      MATCHING CONTRIBUTIONS...................................................................................3
3.6      ROLLOVER CONTRIBUTIONS...................................................................................3
3.7      QNECS....................................................................................................3
3.8      QMACS....................................................................................................3
3.9      MILITARY LEAVE...........................................................................................3
3.10     CONTRIBUTIONS SUBJECT TO DEDUCTIBILITY...................................................................3
3.11     ALLOCATION OF CONTRIBUTIONS..............................................................................3
3.12     VALUATION; EARNINGS AND LOSSES...........................................................................3
3.13     RETURN OF CONTRIBUTIONS..................................................................................3

ARTICLE IV - INVESTMENTS..........................................................................................3

4.1      PARTICIPANT INVESTMENT PROVISIONS........................................................................3
4.2      INVESTMENT ELECTIONS.....................................................................................3
4.3      INVESTMENT FUNDS.........................................................................................3
4.4      INVESTMENT OF LOAN REPAYMENTS AND RESTORATION OF FORFEITURES.............................................3

ARTICLE V - VESTING...............................................................................................3

5.1      PRE-TAX CONTRIBUTIONS, AFTER-TAX CONTRIBUTIONS, AND ROLLOVER CONTRIBUTIONS...............................3
5.2      MATCHING CONTRIBUTIONS...................................................................................3
5.3      VESTING UPON RE-EMPLOYMENT AFTER A BREAK IN SERVICE......................................................3
5.4      FORFEITURES..............................................................................................3
5.5      ALLOCATION OF FORFEITURES................................................................................3
5.6      RESTORATION OF FORFEITED ACCOUNT.........................................................................3

ARTICLE VI - IN-SERVICE WITHDRAWALS...............................................................................3

6.1      WITHDRAWAL OF AFTER-TAX CONTRIBUTIONS....................................................................3
6.2      WITHDRAWAL OF ROLLOVER CONTRIBUTIONS.....................................................................3
6.3      WITHDRAWAL OF FROZEN MATCHING CONTRIBUTIONS OR MATCHING CONTRIBUTIONS....................................3
6.4      WITHDRAWAL OF PRE-TAX CONTRIBUTIONS, QNECS, QMACS........................................................3
6.5      WITHDRAWALS AFTER ATTAINING AGE 59-1/2...................................................................3
6.6      HARDSHIP WITHDRAWALS.....................................................................................3
6.7      IN-SERVICE WITHDRAWAL PROCEDURES AND RESTRICTIONS........................................................3

ARTICLE VII - LOANS...............................................................................................3

7.1      GENERAL RULE.............................................................................................3
7.2      AMOUNT OF LOAN...........................................................................................3
7.3      INTEREST RATE AND SECURITY...............................................................................3
7.4      SOURCE OF LOANS..........................................................................................3
7.5      REPAYMENT AND TERM.......................................................................................3
7.6      DEFAULT..................................................................................................3
7.7      ADDITIONAL RULES.........................................................................................3
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ARTICLE VIII - DISTRIBUTIONS......................................................................................3

8.1      ELIGIBILITY FOR DISTRIBUTION UPON SEPARATION FROM SERVICE................................................3
8.2      DISTRIBUTIONS UPON RETIREMENT OR DISABILITY..............................................................3
8.3      INSTALLMENT OPTION FOR CERTAIN EMPLOYEES.................................................................3
8.4      DISTRIBUTION UPON DEATH..................................................................................3
8.5      COMMENCEMENT OF PAYMENTS.................................................................................3
8.6      FORM OF PAYMENT..........................................................................................3
8.7      AMOUNT OF DISTRIBUTION...................................................................................3
8.8      MANDATORY DISTRIBUTIONS..................................................................................3
8.9      DIRECT ROLLOVERS.........................................................................................3
8.10     QUALIFIED DOMESTIC RELATIONS ORDERS......................................................................3
8.11     BENEFICIARY DESIGNATION..................................................................................3
8.12     INCOMPETENT OR LOST DISTRIBUTEE..........................................................................3

ARTICLE IX - INVESTMENT OF THE TRUST..............................................................................3

9.1      TRUST AGREEMENT..........................................................................................3
9.2      APPOINTMENT OF INVESTMENT MANAGERS.......................................................................3
9.3      INVESTMENT MANAGER POWERS................................................................................3
9.4      POWER TO DIRECT INVESTMENTS..............................................................................3
9.5      EXCLUSIVE BENEFIT RULE...................................................................................3

ARTICLE X - PLAN ADMINISTRATION...................................................................................3

10.1     ALLOCATION OF RESPONSIBILITY AMONG FIDUCIARIES FOR PLAN AND TRUST ADMINISTRATION.........................3
10.2     ADMINISTRATION...........................................................................................3
10.3     CLAIMS PROCEDURE.........................................................................................3
10.4     RECORDS AND REPORTS......................................................................................3
10.5     OTHER ADMINISTRATIVE POWERS AND DUTIES...................................................................3
10.6     RULES AND DECISIONS......................................................................................3
10.7     PROCEDURES...............................................................................................3
10.8     AUTHORIZATION OF BENEFIT DISTRIBUTIONS...................................................................3
10.9     APPLICATION AND FORMS FOR DISTRIBUTIONS..................................................................3
10.10    FACILITY OF PAYMENT......................................................................................3
10.11    BLACKOUT PERIOD IN 1999..................................................................................3

ARTICLE XI - AMENDMENT AND TERMINATION............................................................................3

11.1     AMENDMENT OF THE PLAN....................................................................................3
11.2     RIGHT TO TERMINATE THE PLAN OR DISCONTINUE CONTRIBUTIONS.................................................3
11.3     EFFECT OF TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS.................................................3
11.4     EFFECT OF A PARTIAL TERMINATION..........................................................................3
11.5     PLAN MERGER..............................................................................................3
11.6     ADDITIONAL PARTICIPATING EMPLOYERS.......................................................................3
11.7     WITHDRAWAL OF A PARTICIPATING EMPLOYER...................................................................3

ARTICLE XII - MISCELLANEOUS PROVISIONS............................................................................3

12.1     ACTION BY THE COMPANY....................................................................................3
12.2     NO RIGHT TO BE RETAINED IN EMPLOYMENT....................................................................3
12.3     NON-ALIENATION OF BENEFITS...............................................................................3
12.4     REQUIREMENT TO PROVIDE INFORMATION TO PLAN ADMINISTRATOR.................................................3
12.5     SOURCE OF BENEFIT PAYMENTS...............................................................................3
12.6     CONSTRUCTION.............................................................................................3
12.7     GOVERNING LAW............................................................................................3

ARTICLE XIII - LIMITATION ON PRE-TAX CONTRIBUTIONS................................................................3

13.1     CODE SECTION 402(G) LIMITATION ON PRE-TAX CONTRIBUTIONS..................................................3
13.2     TREATMENT OF EXCESS DEFERRALS............................................................................3
13.3     COORDINATION WITH OTHER ARRANGEMENTS IN WHICH SALARY IS DEFERRED.........................................3
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ARTICLE XIV - NONDISCRIMINATION RULES.............................................................................3

14.1     DEFINITIONS APPLICABLE TO THE NONDISCRIMINATION RULES....................................................3
14.2     ACTUAL DEFERRAL PERCENTAGE TEST..........................................................................3
14.3     MORE THAN ONE EMPLOYER-SPONSORED PLAN SUBJECT TO THE ACTUAL DEFERRAL PERCENTAGE TEST.....................3
14.4     RECHARACTERIZATION OF PRE-TAX CONTRIBUTIONS..............................................................3
14.5     TREATMENT OF EXCESS CONTRIBUTIONS........................................................................3
14.6     QNECS AND QMACS..........................................................................................3
14.7     ACTUAL CONTRIBUTION PERCENTAGE TEST......................................................................3
14.8     MORE THAN ONE PLAN SUBJECT TO THE ACTUAL CONTRIBUTION TEST...............................................3
14.9     REQUIRED PLAN AGGREGATION FOR PURPOSES OF THE ACTUAL DEFERRAL PERCENTAGE AND ACTUAL CONTRIBUTION .........
TESTS.   3
14.10    REQUIRED PLAN DISAGGREGATION FOR PURPOSES OF THE ACTUAL DEFERRAL PERCENTAGE AND ACTUAL
CONTRIBUTION         ........................................................................................TESTS.
3
14.11    TREATMENT OF EXCESS AGGREGATE CONTRIBUTIONS..............................................................3
14.12    MULTIPLE USE LIMITATION..................................................................................3

ARTICLE XV - CODE SETION415 LIMITATION............................................................................3

15.1     DEFINITIONS APPLICABLE TO THE CODE SECTION 415 LIMITATION................................................3
15.2     CODE SECTION 415 LIMITATION ON ANNUAL ADDITIONS..........................................................3
15.3     COMBINED CODE SECTION 415 LIMITATION.....................................................................3
15.4     INCORPORATION BY REFERENCE...............................................................................3

ARTICLE XVI - TOP HEAVY PROVISIONS................................................................................3

16.1     DEFINITIONS APPLICABLE TO THE TOP HEAVY PROVISIONS.......................................................3
16.2     APPLICATION OF ARTICLE XVI...............................................................................3
16.3     MINIMUM VESTING..........................................................................................3
16.4     MINIMUM CONTRIBUTIONS....................................................................................3
16.5     ADJUSTMENT TO COMBINED LIMITATION........................................................................3

EXHIBIT A -- ELIGIBLE UNITS OF HOURLY-PAID EMPLOYEES..............................................................3
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                               PEPSICO 401(K) PLAN



                                    PREAMBLE

The PepsiCo 401(k) Plan ("Plan") permits eligible employees to defer receipt of a portion of their compensation on both a pre-tax and after-tax basis in order to promote retirement savings. The Plan provides for distributions in the event of termination of employment. In addition, withdrawals are permitted in certain circumstances and loans are available to certain participants. The Plan is intended to be a profit-sharing plan which meets the requirements for qualification and tax-exemption under sections 401(a), 401(k) and 401(m) of the Internal Revenue Code of 1986, as amended.

The Plan was originally established for the benefit of the Employees of Tropicana Products, Inc. ("Tropicana"), in connection with the sale of Tropicana to PepsiCo Inc. ("PepsiCo") by Seagram Enterprises, Inc. on August 25, 1998 (the "Closing"). Prior to the Closing, Tropicana was a member of the controlled group
which  included  Joseph  E.  Seagram  &  Sons,   Inc.   ("Seagram")  and  was  a
participating employer in the Retirement Savings and Investment Plan for Employees of Joseph E. Seagram & Sons, Inc. and Affiliates (the "Seagram Plan") sponsored by Seagram. Effective as of the Closing, Tropicana ceased to be a member of Seagram's controlled group and coincident therewith ceased to be a participating employer in the Seagram Plan. Tropicana deemed it desirable to adopt a 401(k) plan with respect to Tropicana's eligible employees and certain
former  employees  with  account   balances   remaining  in  the  Seagram  Plan.
Accordingly, effective as of the Closing, Tropicana adopted this Plan to receive a spinoff of the portion of the Seagram Plan covering the following individuals ("Seagram-Tropicana employees"): (i) employees of Tropicana and any of its
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subsidiaries  who were  employed on the Closing,  (ii)  terminated  employees of
Tropicana and any of its subsidiaries with account balances under the Seagram Plan as of the Closing, and (iii) employees of Seagram or any affiliate thereof who were transferred to (or otherwise became employed by) Tropicana in connection with Tropicana's divestiture by Seagram Enterprises, Inc. Effective immediately thereafter, PepsiCo replaced Tropicana as the sponsor of the Plan. Following the Closing, assets and liabilities were transferred from the Seagram
Plan  to  this   Plan  in  an  amount   equal  to  the   account   balances   of
Seagram-Tropicana employees in the Seagram Plan immediately before the transfer. The accrued benefits of the Seagram-Tropicana employees in the Seagram Plan were preserved in this Plan, as provided herein.

From the Closing through September 30, 1999, this Plan was known as the "Tropicana Retirement Savings and Investment Plan." Effective October 1, 1999, the Plan's name changed to the PepsiCo 401(k) Plan, a new recordkeeper was appointed, and certain modification related to the change in recordkeeper were adopted.

The rights and benefits of any individual who ceases to be a participant in this Plan shall be determined in accordance with the provisions of this Plan as in effect on the date such individual ceases to be a participant in this Plan unless otherwise specified in the Plan or required by law.

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                             ARTICLE I - DEFINITIONS

Each of the following terms when capitalized throughout this document shall have the meaning ascribed to it below.

1.1 "ACCOUNT" means the sum of a Participant's After-tax Contributions Account, Frozen Matching Contributions Account, Matching Contributions Account, Pre-tax Contributions Account, Rollover Contributions Account, QMACs Account and QNECs Account, which constitutes the Participant's total interest in the Trust.

1.2 "AFTER-TAX CONTRIBUTIONS" means contributions made by a Participant in accordance with his or her Contribution Election pursuant to Section
         3.3 or 3.4.

1.3 "AFTER-TAX CONTRIBUTIONS ACCOUNT" means the separate subaccount of a Participant's Account to which Participant's After-tax Contributions and any income or loss thereon are credited.

1.4 "BENEFICIARY" means the person designated by a Participant on the Beneficiary Designation Form or such other person who becomes entitled to a benefit under the Plan in accordance with Section 8.11.

1.5 "BENEFICIARY DESIGNATION FORM" means the form prescribed by the Plan Administrator for designating Beneficiaries.

1.6      "BOARD" means the Board of Directors of the Company.

1.7 "BORROWER" means a Participant who has made an application for or who has received a loan from the Plan in accordance with Section 7.1.
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1.8      "BREAK IN SERVICE"  means the period  commencing  on the  Participant's
         Service Cutoff Date and ending on the Participant's Reemployment Commencement Date, except that a Break in Service shall not include any period of time when an individual is not an Employee because he or she is serving in the uniformed services of the United States if the individual seeks reinstatement as an Employee while his or her reemployment rights are protected by law. The defined term "Break in Service" is used solely for purposes of determining vesting.

1.9      "CODE" means the Internal Revenue Code of 1986, as amended.

1.10 "COMPANY" means PepsiCo, Inc., a corporation organized and existing under the laws of the State of North Carolina or its successor or successors.

1.11 "COMPENSATION" means an Employee's W-2 wages as reported or reportable, but including elective contributions that are made by an Employer that are not includible in gross income under Code Sections 125 and 402(e)(3); PROVIDED, HOWEVER, that a Participant's Compensation for a
         Plan Year shall not exceed the amount specified in Code Section 401(a)(17), as it is adjusted from time to time for cost of living in accordance with Code Section 401(a)(17)(B). An Eligible Employee's Contribution Election is expressed as a percentage of "Salary" and not as a percentage of "Compensation".

1.12     "CONTRIBUTION  ELECTION"  means  the  election  made  by a  Participant
         selecting   the   percentage  of  annual  Salary  to  be  deferred  and
         contributed  to the  Plan by the  Employer  as a  Pre-tax  Contribution
         and/or contributed by the Participant to the Plan as an After-tax Contribution.
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1.13     "DISABILITY" means a total and permanent physical or mental disability, as evidenced by (a) receipt of a Social Security disability pension, or
         (b) receipt of disability payments under the Employer's long-term disability program.

1.14 "EFFECTIVE DATE" means the closing of the sale of Tropicana Products, Inc. to the Company by Seagram Enterprises, Inc.

1.15    "ELIGIBLE  EMPLOYEE"  means each  Employee  who is in the employ of the
         Employer:

         (a)      in any executive or managerial position;

         (b) in an office in a technical, professional, administrative or clerical position;

         (c)      in a sales position; or

         (d) in an hourly paid position and is employed in a classification designated in Exhibit A;

         all as determined by the Employer from the records of the Employer. Notwithstanding the foregoing, the following Employees are excluded from the term "Eligible Employee":

         (i) Employees included in a unit of employees covered by a collective bargaining agreement between the Employer and their employee representatives (excluding any representative that is an organization more than half of whose members are owners, officers or executives of the Employer) in the negotiation of which retirement benefits were the subject of good faith bargaining, unless such collective bargaining agreement provides for participation in the Plan;

         (ii) U.S. citizens and U.S. lawful permanent residents ("green card holder"), who perform services outside of the United States for an Employer, are covered under local retirement benefit

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                  plans and have all or a portion of their  salary paid from the
                  U.S. payroll;

         (iii)    Nonresident  aliens who receive no earned  income  (within the
                  meaning  of  Code   Section   911(b))   and  the   regulations
                  thereunder) from the Employer which constitutes income from sources within the United States (within the meaning of Code
                  Section 861(a)(3) and the regulations thereunder);

         (iv) Persons not employed or treated as common law employees by an Employer regardless if such persons are subsequently determined to be common law employees as the result of administrative agency or judicial proceeding. A person is not employed or treated as a common law employee for any period if income and employment taxes have not actually been withheld from the person's compensation payments for such period and such lack of withholding is not due to a mistake in fact acknowledged in writing by an Employer;

         (v) Employees who are eligible to participate in one or more employee benefit plans of a third party with whom an Employer has contracted for the provision of the Employees' services;

         (vi) Leased employees within the meaning of Code Section 414(n)(2) or (o); and

         (vii)    Employees   classified  as  student   interns  or  cooperative
                  students.

1.16 "ELIGIBLE RETIREMENT PLAN" means an individual retirement account described in Code Section 408(a), an individual retirement annuity

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         described in Code  Section  408(b),  an annuity plan  described in Code
         Section 403(a) or a qualified trust described in Code Section 401(a). However, with respect to a Participant's Surviving Spouse, an Eligible Retirement Plan shall be only an individual retirement account or individual retirement annuity.

1.17 "ELIGIBLE ROLLOVER DISTRIBUTION" means any distribution under the Plan of all or any portion of a Participant's Account, other than:

         (a) A distribution that is one of a series of substantially equal periodic payments (made not less frequently than annually) made for the life (or life expectancy) of the Participant (or the Participant's Surviving Spouse) or the joint lives (or joint life expectancies) of the Participant (or the Participant's Surviving Spouse) and the Participant's (or the Participant's Surviving Spouse's) designated beneficiary;

         (b)      A distribution for a specified period of ten years or more;

         (c)      A distribution required under Code Section 401(a)(9); or

         (d) The portion of any distribution in excess of the amount that would be includible in gross income were it not rolled over to an Eligible Retirement Plan (disregarding for this purpose, the exclusion from income applicable to net unrealized appreciation when employer securities are distributed).

1.18 "EMPLOYEE" means any individual who is employed by an employer within the PepsiCo Organization regardless of whether the individual is an Eligible Employee or a leased employee within the meaning of Code Sections 14(n)(2) or 414(o) (excluding persons who are leased employees described in Code Section 414(n)(5)).
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1.19     "EMPLOYER"  means Tropicana  Products,  Inc. and other units within the
         PepsiCo Organization that are part of the Tropicana business, that are authorized by the Plan Sponsor to participate herein and that adopt the Plan for its Eligible Employees.

1.20 "EMPLOYMENT COMMENCEMENT DATE" means the date on which the Employee first performs an Hour of Service for the Employer or any other employer within the PepsiCo Organization under Section 1.32(a).

1.21 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

1.22 "EXCESS AGGREGATE CONTRIBUTIONS" means, with respect to any Plan Year, the aggregate amount of the sum of the After-tax Contributions contributed by a Highly Compensated Employee and Matching Contributions made on behalf of Highly Compensated Employees in excess of the limits set forth in Sections 14.7 or 14.12.

1.23 "EXCESS ANNUAL ADDITIONS" means Annual Additions, as defined in Section 15.1(a), that exceed the Code Section 415 limitation on Annual Additions.

1.24 "EXCESS CONTRIBUTIONS" means, with respect to any Plan Year, the aggregate amount of Pre-tax Contributions paid to the Trustee for a Plan Year on behalf of Highly Compensated Employees in excess of the limits set forth in Section 14.2 or 14.12.

1.25 "EXCESS DEFERRALS" means, with respect to any Plan Year, the aggregate amount of Pre-tax Contributions contributed on behalf of Participants in excess of the Code Section 402(g) limitation set forth in Section 13.1.

1.26 "FIDUCIARIES" means the named fiduciaries as defined in Section 402 of ERISA, who shall be the Plan Administrator and the Trustee, and other parties designated as fiduciaries, as defined in Section 3(21) of
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         ERISA,  by such named  fiduciaries in accordance  with the terms of the
         Plan and the Trust Agreement (but only with respect to the specific responsibilities of each in connection with the Plan and Trust).

1.27 "FIVE-PERCENT OWNER" means with respect to a corporation, any person who owns (or is considered as owning within the meaning of Code Section
         318) more than 5% of the outstanding stock of the corporation, or stock possessing more than 5% of the total voting power of the corporation.

1.28 "FIVE YEAR BREAK IN SERVICE" means a Break in Service of 60 consecutive months. The defined term "Five Year Break in Service" is used solely for purposes of determining vesting.

1.29     "FROZEN  MATCHING   CONTRIBUTIONS"  means  any  Matching  Contributions
         contributed or allocated in respect of any Plan Year prior to 1995.

1.30 "FROZEN MATCHING CONTRIBUTIONS ACCOUNT" means the separate subaccount of a Participant's Account to which Participant's Frozen Matching Contributions and any income or loss thereon are credited.

1.31 "HIGHLY COMPENSATED EMPLOYEE" means for any Plan Year commencing on or after January 1, 1997, any employee of the PepsiCo Organization (whether or not eligible for membership in the Plan) who

         (i) was a five percent owner (as defined in Code Section 416(i)) for such Plan Year or the prior Plan Year, or
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         (ii)     for the preceding Plan Year received Compensation in excess of
                  $80,000. The $80,000 dollar amount in the preceding sentence shall be adjusted from time to time for cost of living in accordance with Code Section 414(q).

         Notwithstanding the foregoing, employees who are nonresident aliens and who receive no earned income from any employer within the PepsiCo Organization which constitutes income from sources within the United States shall be disregarded for all purposes of this Section.

         The provisions of this Section shall be further subject to such additional requirements as shall be described in Code Section 414(q) and its applicable regulations, which shall override any aspects of this Section inconsistent therewith.

1.32 "HOUR OF SERVICE" means, with respect to any applicable computation period,

         (a) each hour for which the Employee is paid or entitled to payment for the performance of duties for the Employer or any other employer within the PepsiCo Organization;

         (b) each hour for which the Employee is paid or entitled to payment by the Employer or any other employer within the PepsiCo Organization on account of a period during which no
                  duties  are   performed,   whether   or  not  the   employment
                  relationship  has  terminated,   due  to  vacation,   holiday,
                  illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, but not more than 501 hours for any single continuous period;
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         (c)      each hour for which back pay,  irrespective  of  mitigation of damages, is either awarded or agreed to by the Employer or any other employer within the PepsiCo Organization, excluding any hour credited under clause (a) or (b), which shall be credited to the computation period or periods to which the award, agreement or payment pertains rather than to the computation period in which the award, agreement or payment is made;

         (d) solely for purposes of determining whether an Employee has incurred a One Year Break in Service under Sections 1.39(a) and 1.70(b), each hour for which an Employee would normally be credited under paragraph (a) or (b) above during a period of parental leave but not more than 501 hours for any single continuous period. However, the number of hours credited to an Employee under this paragraph (d) during the computation period in which the parental leave began, when added to the hours credited to an employee under paragraphs (a) through (c) above during that computation period, shall not exceed 501. If the number of hours credited under this paragraph (d) for the computation period in which the parental leave began is zero, the provisions of this paragraph (d) shall apply as though the parental leave began in the immediately following computation period. For this purpose, a parental leave means a period in which the Employee is absent from work immediately following his or her active employment because of the Employee's pregnancy, the birth of the Employee's child or the placement of a child with the Employee in connection with the adoption of that child by the Employee, or for purposes of caring for that child for a period beginning immediately following such birth or placement; and

         (e) solely for purposes of determining whether an Employee has incurred a One Year Break in Service under Sections 1.39(a) and 1.70(b), each hour for which an Employee would normally be credited under paragraph (a) or (b) above, and not otherwise credited under paragraph (d) above, during a period of leave for the birth, adoption or placement of a child, to care for a spouse or an immediate family member with a serious illness or for the Employee's own illness pursuant to the Family and Medical Leave Act of 1993 and its regulations.

         Hours of Service to be credited to an individual  under paragraphs (b),
         (c), (d) and (e) above will be calculated by the Plan Administrator by reference to the individual's most recent work schedule (or at the rate of eight hours per day in the event the Plan Administrator is unable to establish such schedule).

         No hours shall be credited on account of any period during which the Employee performs no duties and receives payment solely for the purpose of complying with unemployment compensation, workers' compensation or disability insurance laws.

         The Hours of Service credited shall be determined as required by Title 29 of the Code of Federal Regulations, Sections 2530.200b-2(b) and (c), and the rules set forth in such Sections are hereby incorporated by reference.

1.33 "INVESTMENT ELECTION" means the election by which a Participant directs the investment of his or her Account in accordance with Section 4.2.

1.34 "INVESTMENT FUNDS" means the funds as described in Article IV into which Participants (or, as provided by the Plan, the Plan Administrator) may direct the Trustee to place an Account or such other investment vehicles as the Plan Administrator may, in its sole discretion, determine.

1.35 "MATCHING CONTRIBUTIONS ACCOUNT" means the separate subaccount of a Participant's Account to which Participant's Matching Contributions (other than QMACs and Frozen Matching Contributions) and any income or loss thereon are credited.

1.36 "NONELECTIVE CONTRIBUTIONS" means a contribution made by the Employer to the Plan that is not a Pre-tax Contribution or a Matching Contribution.

1.37 "NON-HIGHLY COMPENSATED EMPLOYEE" means an Employee who is not a Highly Compensated Employee.

1.38     "NORMAL RETIREMENT AGE" means age 65.

1.39     "ONE YEAR BREAK IN SERVICE" means

         (a) With respect to determining an Employee's Years of Eligibility Service, a Plan Year after the Plan Year in which the Employee first becomes employed during which he or she does not complete more than 500 Hours of Service; and

         (b) With respect to determining an Employee's Years of Vesting Service, a Break in Service of 12 consecutive months.

1.40 "PARTICIPANT" means an individual who has commenced participation as determined under Section 2.1, but not terminated participation as determined under Section 2.1(e).

1.41 "PARTICIPANT RESPONSE SYSTEM" means the participant response system established by the Company that permits Participants to manage their Account, including, but not limited to, the ability to change their Contribution Elections, (in accordance with Section 3.1(c)) and Investment Elections (in accordance with Section 4.2), to apply for a loan in accordance with Article VII, to commence participation in the Plan (in accordance with Section 2.1), to apply for an in-service withdrawal (in accordance with Article VI), and to request a distribution (in accordance with Article VIII). As determined by the Plan Administrator, this system may take any form, and different forms may be used for different purposes or different groups of Participants (E.G., an interactive telephone voice response system, a paper document system, an internet site, an intranet site, or an email protocol).

1.42 "PEPSICO ORGANIZATION" means the controlled group of organizations of which the Company is a part, as defined by Code Section 414 and regulations issued thereunder. An entity shall be considered a member of the PepsiCo Organization only during the period it is one of the group of organizations described in the preceding sentence.

1.43 "PERIOD OF SERVICE" means the period commencing on the Employee's Employment Commencement Date or Reemployment Commencement Date and ending on the next Service Cutoff Date. Periods of Service shall include years and completed months. A Participant's Period of Service shall include any Period of Severance that is less than 12 consecutive months.

1.44 "PERIOD OF SEVERANCE" means the period of time commencing on an Employee's Service Cutoff Date and ending on the date an Employee again performs an Hour of Service with the Employer or any other employer within the PepsiCo Organization under Section 1.32(a). The defined term "Period of Severance" is used solely for purposes of determining vesting.

1.45 "PLAN" means the PepsiCo 401(k) Plan, as may be amended from time to time. For periods before October 1, 1999, the Plan was known as the Tropicana Retirement Savings and Investment Plan,

1.46 "PLAN ADMINISTRATOR" means the Company, or its successor or successors, which shall have authority to administer the Plan as provided in
         Article X.

1.47 "PLAN SPONSOR" means Tropicana Products, Inc. on the Effective Date and the Company immediately following that date.

1.48     "PLAN YEAR" means the calendar year.

1.49 "PRE-TAX CONTRIBUTIONS" means contributions made by an Employer on behalf of a Participant in accordance with his or her Contribution Election pursuant to Section 3.2 or 3.4.

1.50 "PRE-TAX CONTRIBUTIONS ACCOUNT" means the separate subaccount of a Participant's Account to which Pre-tax Contributions and any income or loss thereon are credited.

1.51 "PRINCIPAL RESIDENCE LOAN" means a loan which is made to a Participant by the Plan, in accordance with Section 7.5, to acquire or construct any dwelling unit which, within a reasonable time will be used (such use to be determined at the time the loan is made) as the principal residence of the Participant.

1.52 "QMACS" means Matching Contributions (a) in which a Participant is 100% vested, as of the date they are allocated; (b) which may not be distributed to a Participant except on account of a Participant's Retirement, death, Disability or Separation from Service; and (c) which the Employer chooses to treat as Pre-tax Contributions in accordance with Section 14.6.

1.53 "QMACS ACCOUNT" means the separate subaccount of a Participant's Account to which Participant's QMACs and any income or loss thereon are credited.

1.54 "QNECS" means Nonelective Contributions: (a) in which a Participant is 100% vested, as of the date they are allocated, (b) which may not be distributed to a Participant except on account of Participant's Retirement, death, Disability or Separation from Service; and (c) which the Employer chooses to treat either as Pre-tax Contributions or Matching Contributions in accordance with Section 14.6.

1.55 "QNECS ACCOUNT" means the separate subaccount of a Participant's Account to which Participant's QNECs and any income or loss thereon are credited.

1.56 "REEMPLOYMENT COMMENCEMENT DATE" means the date on which an Employee first performs an Hour of Service for the Employer or any other employer within the PepsiCo Organization following a Period of Severance.

1.57 "RETIREMENT" means Separation from Service after attainment of age 60, or when eligible to commence the receipt of benefits under any defined benefit pension plan sponsored by an Employer (other than a lump sum distribution which the plan administrator of such plan can distribute to the Participant without the Participant's consent).

1.58     "ROLLOVER  CONTRIBUTIONS"  means a contribution made in accordance with
         Section 3.7, by an Eligible Employee or a Participant to the Plan which consists of a cash distribution from a qualified plan under Code
         Section 401(a) or a qualified annuity under Code Section 403(a) and is an "eligible rollover distribution" as defined in Code Section 402(c)(4) or prior to January 1, 1993, an amount which may be rolled over in accordance with Section 402(a)(5) of the Code, as in effect prior to the Unemployment Compensation Amendments of 1992. For purposes of this Section, amounts may not be rolled over from individual retirement account ("IRA") if the IRA contains any funds derived from sources other than a rollover from a qualified plan under Code Section 401(a).

1.59 "ROLLOVER CONTRIBUTIONS ACCOUNT" means the separate subaccount of a Participant's Account or an Account established on behalf of an Eligible Employee to which Rollover Contributions and any income or loss thereon are credited.

1.60 "SALARY" means an Employee's base salary by the Employer in any year, determined prior to any reduction pursuant to Section 3.1 or pursuant to a cafeteria plan under Code Section 125, and INCLUDING overtime, commissions, shift differentials, holiday pay, disability pay (other than long-term disability payments), grievance pay, funeral pay, jury duty pay, military leave pay, salary adjustment pay, retro pay, incentive awards, MIP awards, performance bonuses, PFP awards, start-up pay, route commissions, supervisor's overtime, on call pay, sick leave pay, vacation pay, personal pay, birthday pay, lead pay, parental pay, but EXCLUDING tips, reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, welfare benefits, non-cash remuneration, workers' compensation accruals, remuneration paid in currency other than U.S. dollars,
         severance  or   separation   pay  (whether   paid  before  or  after  a
         Participant's Separation from Service), amounts paid under any long-term incentive plan, tax protection payments or foreign service over base allowances or premiums, retirement bonuses, contributions (except for Pre-tax Contributions) to and benefits and distributions under the Plan or under any employee benefit plan or any plan or program of deferred compensation, including without limitation any pension, profit sharing, stock bonus, employee stock ownership, stock option or incentive program, or dividends paid on any common stock of the Employer included within or issued under any such plan or program, and stock options or income or gains from the exercise thereof.

         A Participant's Salary on which contributions are based for a Plan Year shall not exceed the amount specified in Code Section 401(a)(17), as it is adjusted from time to time for cost of living in accordance with Code Section 401(a)(17)(B).

1.61 "SEAGRAM PLAN" means the Retirement Savings and Investment Plan for Employees of Joseph E. Seagram & Sons, Inc. and Affiliates.

1.62 "SEPARATION FROM SERVICE" means the termination of the Employee's relationship with the PepsiCo Organization.

1.63 "SERVICE CUTOFF DATE" means the earliest of: (a) the Employee's Separation from Service date; (b) the last day of the 24 month period following the date the Employee is first absent from employment on account of layoff or a leave of absence taken on account of the Employee's pregnancy, the birth of Employee's child, the placement of a child with the Employee in connection with adoption proceedings, or for purposes of caring for such child for the period immediately following such birth or placement; and (c) the date that an Employee fails to return from a family or medical leave under the Family and Medical Leave Act of 1993. The defined term "Service Cutoff Date" is used solely for purposes of determining vesting.

1.64 "SERVICE ENTRY EMPLOYEE" means (a) any employee who, on the basis of his regular, stated work schedule, is classified as a part-time employee by the Employer, and (b) an hourly employee of Tropicana Transportation Corp.

1.65     "SPOUSE" means the person to whom an Employee is lawfully married.

1.66 "SURVIVING SPOUSE" means the Spouse of a Participant on the date of the Participant's death.

1.67 "TRUST" means the trust fund or funds which holds the assets of the Plan and are established by the Trust Agreement.

1.68 "TRUST AGREEMENT" means the trust agreement or agreements entered into between the Company and the Trustee from time to time that provides for the holding of Plan assets.

1.69 "TRUSTEE" means the individual(s) or corporation(s) appointed pursuant to the Trust Agreement. The Trustee may be changed from time to time, including by adoption of a new or amended Trust Agreement.

1.70 "YEAR OF ELIGIBILITY SERVICE" means, with respect to a Service Entry Employee, the 12-month period of employment with the Employer or any other employer within the PepsiCo Organization, whether or not as an Eligible Employee, beginning on the date he or she first completes an Hour of Service upon hire or rehire following a One Year Break in

         Service, or any Plan Year beginning after that date, in which he or she first completes at least 1,000 Hours of Service; provided, however, that:

         (a) if an Employee is absent from the service of the Employer or any other employer within the PepsiCo Organization because of service in the uniformed services of the United States and he or she returns to service with an employer within the PepsiCo Organization having applied to return while his or her reemployment rights were protected by law, the absence shall be included in his or her Eligibility Service; and

         (b) if an Employee's employment terminates and he or she is subsequently reemployed after he has incurred a One Year Break in Service, his or her Years of Eligibility Service earned prior to his or her reemployment shall be disregarded upon his or her reemployment if:

                  (i) he or she was not partially or fully vested under the provisions of Section 5.2 upon his or her prior termination; and

                 (ii) the number of his or her consecutive One Year Breaks in Service equals or exceeds five.

1.71 "YEAR OF VESTING SERVICE" means a twelve consecutive month Period of Service. The defined term "Year of Vesting Service" is used solely for purposes of determining vesting.

                           ARTICLE II - PARTICIPATION

2.1      COMMENCING PARTICIPATION

(a)      Entry Date.
        -----------

         Any person on whose behalf an amount is transferred to this Plan from the Seagram Plan as of the Effective Date shall be a Participant on the Effective Date. In addition, any other Employee shall become a Participant as follows:

         (i) An Employee, other than a Service Entry Employee, may become a Participant as soon as administratively practicable following the later of (A) the date such Employee performs one Hour of Service under Section 1.32(a), (B) the date such Employee becomes an Eligible Employee, or (c) the Effective Date. However, such an Employee's participation in the Plan shall in no event commence later than the earlier of (A) the first day of the first Plan Year beginning after the date on which such Employee satisfied such Service requirement, or (B) the date six months after the date on which such Employee satisfied such Service requirement.

         (ii) A Service Entry Employee may become a Participant as soon as administratively practicable following the latest of (A) the date the Employee completes four consecutive months of employment with the Employer or one Year of Eligibility Service, if earlier, (B) the date the Employee becomes an Eligible Employee or (C) the Effective Date. However, such an Employee's participation in the Plan shall in no event commence later than the earlier of (A) the first day of the first Plan Year beginning after the date on which such Employee satisfied such Service requirement, or (B) the date six months after the date on which such Employee satisfied such Service requirement.

(b)      Eligible  Employees  Who  Make  Rollover  Contributions.   An  Eligible
         -------------------------------------------------------
         Employee who makes a Rollover Contribution but who does not otherwise elect to participate in the Plan, shall be considered a Participant in the Plan for all purposes except that such Participant shall not be entitled to (i) have Matching Contributions made on his or her behalf, and (ii) have any forfeitures allocated to his or her Account.

(c)      Cessation of Eligible  Employee  Status. A Participant who ceases to be
         ---------------------------------------
         an Eligible Employee (regardless of whether he or she also Separates from Service) shall not be permitted to make any After-tax Contributions to the Plan or to have any Pre-tax Contributions or Matching Contributions made to the Plan on his or her behalf.

(d)      Resumption of Eligible Employee Status. If a Participant or an Eligible
         --------------------------------------
         Employee  who had met the  applicable  eligibility  requirements  under
         Section 2.1 but who elected not to participate, ceases to be an Eligible Employee and again resumes Eligible Employee status, such Participant or Eligible Employee, as the case may be, may resume or commence making After-tax Contributions and having Pre-tax Contributions and Matching Contributions made on his or her behalf by contacting the Participant Response System following his or her return to Eligible Employee status. If any other person is reemployed as an Eligible Employee, he or she shall become a Participant in accordance with the provisions of Section 2.1.

(e)      Termination  of  Participation.  A  Participant  shall  cease  to  be a
         ------------------------------
         Participant in the Plan upon the earlier of:

         (i) The payment to him or her of all vested benefits due to him or her under the Plan;

         (ii) His or her Separation from Service with no vested benefits under the Plan; or

         (iii)    His or her death.

2.2      SPECIAL RULES OF  ADMINISTRATION  IN CONNECTION WITH  ESTABLISHMENT  OF
         PLAN

         The following provisions shall govern the administration of the Plan in connection with its establishment:

(a) Participants' account balances under the Seagram Plan (including any loan notes outstanding) will be transferred to this Plan on or as soon as practicable following the Effective Date and shall be credited to the applicable Accounts of Participants under this Plan.

(b) Except as provided in paragraphs (c) and (d) below, all employee elections in effect under the Seagram Plan immediately prior to the Effective Date, including, but not limited to, contribution rate elections, investment elections, beneficiary designations and distribution elections, shall remain in effect under this Plan, until changed by the Participant in accordance with the terms of this Plan.

(c) The Seagram Stock Fund, which is comprised primarily of the common stock of The Seagram Company Ltd., without nominal or par value, was available under the Seagram Plan. Effective on and after the Effective Date, no Participant may make an Investment Election directing new contributions to be invested in or directing any existing Account balances to the Seagram Stock Fund. Any Investment Election in effect on or after the Effective Date directing amounts to be invested in the Seagram Stock Fund shall be deemed an election to direct investment in:

         (i) from the Effective Date until September 30, 1999, the S&P Stock Fund, and (ii) effective October 1, 1999, the LaSalle Stable Value Fund.

(d) In the case of a Participant whose Account includes funds invested in the Seagram Stock Fund as of the Effective Date, the Seagram Stock Fund will continue to be available for their existing investments in that Fund on a frozen basis from the Effective Date until January 31, 2000 as provided in this paragraph (d).

         (i) If the Participant applies for a reallocation of his or her Account that would result in an increase in the funds invested in the Seagram Stock Fund, such reallocation shall be adjusted so that it does not result in such an increase pursuant to rules administered by the Plan Administrator for this purpose.

         (ii) The Participant may make an Investment Election transferring all or a portion of his or her Account from the Seagram Stock Fund to any other Investment Funds (1% increments or whole dollars, effective October 1, 1999, and otherwise in accordance with the Plan's provisions for making Investment Elections).

         (iii) The distribution or in-service withdrawal of any portion of a Participant's Account invested in the Seagram Stock Fund will be paid in cash.

         (iv) The Participant can transfer assets out of the Seagram Stock Fund at any time from the Effective Date through a date selected by the Plan Administrator on or about January 26, 2000. No participant-directed transfers out of that Fund will be permitted after the selected date until January 31, 2000. Effective on the selected date, the assets in the Seagram Stock Fund shall be liquidated and held in cash until on or about January 31, 2000, when any amounts invested in that Fund will be transferred to the Fund elected by the Participant for this purpose, or to the LaSalle Stable Value Fund if the Participant does not make an appropriate investment election.

(e) All Plan contribution limitations and Code limitations for the 1998 calendar year shall be applied by taking into account contributions made to and Compensation and Salary recognized under the Seagram Plan for the period January 1, 1998 to the Effective Date.

(f) To the extent required by law, and subject to the Plan's break in service provisions, an Employee shall be credited with the period of service recognized under the Seagram Plan as of the Effective Date for purposes of determining an Employee's eligibility to participate and vesting.

                   ARTICLE III - CONTRIBUTIONS AND ALLOCATIONS

3.1      CONTRIBUTION ELECTIONS.

(a) Each Participant who wishes to make a Contribution Election shall contact the Participant Response System and specify, in the case of Pre-tax Contributions, the percentage of Salary to be reduced, and/or in the case of After-tax Contributions, the percentage of Salary to be contributed to the Plan.

(b) A Participant's Contribution Election shall be effective as soon as administratively practicable following the date the Plan receives the Participant's Contribution Election; PROVIDED, HOWEVER, that no Contribution Election shall be effective prior to the date the Employee becomes a Participant (or in the case of a Participant who ceases to be an Eligible Employee and then again becomes an Eligible Employee, the first date such Employee again becomes an Eligible Employee), and no Contribution Election shall be effective unless the Participant has a valid Investment Election in effect. A Participant may only make a Contribution Election with respect to Salary that becomes currently available after the date of such Contribution Election. Contribution Elections shall be made in whole percentages of Salary (or in such fractional portions of whole percentages as the Plan Administrator may specify from time to time).

(c) A Participant may amend (to either increase or decrease the percentage of his or her annual Salary reduced or contributed to the Plan) or revoke his or her Contribution Election on a prospective basis by contacting the Participant Response System. Changes in a Participant's Contribution Election shall be effective as soon as administratively practicable following the date the Plan receives the Participant's revised Contribution Election.

(d) A Participant's Contribution Election shall automatically apply to any increases or decreases in the Participant's Salary.

(e)      Percentage  Limit.  A  Contribution  Election  will  be  invalid  if it
         ----------------
         provides for an aggregate Pre-Tax Contribution and After-Tax Contribution in excess of 20% (17% for periods before January 1, 2000) of Salary.

3.2      PRE-TAX CONTRIBUTIONS

(a)      Highly Compensated Employees.  For Plan Years beginning after 1999, the
         ----------------------------
         Plan Administrator will determine whether to cap the Pre-tax Contributions of Highly Compensated Employees other than as provided below in paragraph (b) and in Articles XIII, XIV and XV. For prior periods, and subject to the limitations of Articles XIII, XIV and XV, each Participant who is both an Eligible Employee and a Highly Compensated Employee may elect to reduce his or her Salary for a pay period by at least 1% and not more than 10% of his or her Salary for that pay period, and have that amount contributed to the Plan by the Employer as Pre-tax Contributions.

(b)      General Limit.  Subject to the limitations of (a) above,  Articles XIII
         -------------
         and XV, each Participant who is an Eligible Employee may elect to reduce his or her Salary for a pay period by at least 1% and not more than 20% of his or her Salary for that pay period (17% for periods before January 1, 2000) and have that amount contributed to the Plan by the Employer as a Pre-tax Contribution.

3.3      AFTER-TAX CONTRIBUTIONS

(a)      Contribution  Percentage.  Subject to the limitations of Articles XIII,
         ------------------------
         XIV and XV, each Participant who is an Eligible Employee may elect to contribute from 1% to 20% (17% for periods before January 1, 2000) of his or her Salary for a pay period to the Plan as an After-tax Contribution.

(b)      Method of Contribution. After-tax Contributions may only be contributed
         ----------------------
         by payroll deduction.

3.4      FLOATING RATE CONTRIBUTION ELECTION.

(a)      Discontinued  Effective  January 1, 2000. No "floating  rate" elections
         ----------------------------------------
         (as defined in (b) below) shall be given effect on or after January 1, 2000, and no new floating rate elections shall be accepted on or after October 1, 1999. In the event a Participant does not withdraw his or her floating rate election before January 1, 2000, only the pre-tax portion of the floating rate election will be honored thereafter.

(b) For periods prior to January 1, 2000, in lieu of electing specific reduction and contribution percentages pursuant to Sections 3.2, a Participant may make a "floating rate" Contribution Election by designating a percentage of Salary. The percentage shall be first applied so that the Participant will defer as a Pre-tax Contribution the maximum percentage of Salary permitted under Section 3.2 (but not in excess of the floating rate percentage selected by the Participant), and have that amount contributed to the Plan by the Employer as Pre-tax Contributions. Thereafter, any remaining percentage of Salary shall be contributed by the Participant as an After-tax Contribution up to the maximum amount of Salary permitted to be contributed to the Plan under
         Section 3.3 (taking into account any After-tax Contribution made pursuant to Section 3.3). The Plan Administrator may impose rules for limiting Floating Rate Contribution Elections to a whole percentage or a similar limit.

3.5      MATCHING CONTRIBUTIONS

(a) Effective as of the first payment of Salary made on or after January 1, 2000, no Matching Contributions will be made on behalf of any Participants.

(b) For each pay period from the Effective Date through December 31, 1999, and subject to Articles XIV and XV and paragraph (b) below, the Employer shall make Matching Contributions to the Matching Contributions Accounts of Participants who are Eligible Employees. The amount of the Matching Contributions made on behalf of each Participant each pay period shall equal 50% of the lesser of: (i) the sum of the Participant's Pre-tax Contributions and After-tax Contributions for the pay period, and (ii) 6% of the Participant's Salary for the pay period.

(c) Effective January 1, 1999, no Matching Contributions will be made on behalf of any Participant who is an Eligible Employee employed at the City of Industry, California Facility, and who is represented by Teamsters Local Union No. 848.

(d) Notwithstanding anything in this Section 3.5 to the contrary, Matching Contributions will be forfeited to the extent they are made with respect to Pre-tax Contributions which are Excess Deferrals or Excess Contributions or with respect to After-tax Contributions which are

         Excess Aggregate Contributions. For this purpose any Excess Deferrals and Excess Contributions are deemed to have been made with respect to Pre-tax Contributions and After-tax Contributions that are not otherwise eligible for a Matching Contribution, pursuant to rules determined by the Plan Administrator.

3.6      ROLLOVER CONTRIBUTIONS.

         An Eligible Employee who has met the applicable eligibility requirements under Section 2.1(a)(i) or (ii) may request that the Plan accept a Rollover Contribution by filing the form prescribed by the Plan Administrator for such purpose. The Plan Administrator may, in its discretion, accept such Rollover Contribution provided the contribution is an "eligible rollover distribution" as defined in Code Section 402(c)(4). Rollover Contributions and any earnings and losses thereon shall be credited to a Rollover Contributions Account.

3.7      QNECS.

         For each Plan Year, the Plan Administrator may, in its sole discretion, direct the Employer to contribute QNECs for the benefit of all Participants who are Employees entitled to receive an allocation of contributions, other than Highly Compensated Employees. At the election of the Plan Administrator and in accordance with Section 14.6, QNECs may be treated as Pre-tax Contributions for the purposes of applying the actual deferral percentage test of Section 14.2 and determining the multiple use limitation of Section 14.12, or as Matching Contributions for purposes of the Actual Contribution Percentage test of Section 14.7 and the multiple use limitation of Section 14.12.

3.8      QMACS.

         For each Plan Year, the Plan Administrator may, in its sole discretion, direct the Employer to contribute QMACs for the benefit of all Participants who are Employees, who are entitled to receive an allocation of contributions and are Non-highly Compensated Employees. At the election of the Plan Administrator and in accodance with Section 14.6, QMACs may be treated as Pre-tax Contributions for the purposes of applying the actual deferral percentage test of Section 14.2 and determining the multiple use limitation of Section 14.12.

3.9      MILITARY LEAVE

         Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

3.10     CONTRIBUTIONS SUBJECT TO DEDUCTIBILITY.

         The Employer's obligation to make any contributions under this Plan is expressly conditioned on its ability to deduct such contributions under Code Section 404.

3.11     ALLOCATION OF CONTRIBUTIONS.

(a) Pre-tax Contributions, Matching Contributions, and After-tax Contributions shall be allocated to Participants' Pre-tax Contributions Account, Matching Contributions Account, and After-tax Contributions Account, respectively, on or as soon as practicable after each pay day.

(b) QNECs, and QMACs shall be allocated to Participants' QNECs Account and QMACs Account, respectively, no later than the last day prescribed by law for the filing of the Employer's federal income tax return (including extensions thereof) for the taxable year which includes the last day of the Plan Year.

(c) Rollover Contributions shall be allocated to the Participant's Rollover Contributions Account as soon as practicable after the date such Rollover Contribution is made.

(d) The Employer may pay its contribution for each Plan Year in one or more installments without interest.

(e) Subject to the consent of the Trustee, the Employer may make its contribution in property other than cash, provided the contribution of property is not a non-exempt prohibited transaction under the Code or under ERISA.

3.12     VALUATION; EARNINGS AND LOSSES.

         Participants' Accounts shall be valued, and earnings and losses allocated, daily except that loans, in-service withdrawals, distributions, and certain repayments shall not be valued until processed.

3.13     RETURN OF CONTRIBUTIONS.

         Upon  written  demand by the  Employer,  the Trustee  shall  return any
         Pre-tax Contributions, Matching Contributions, QNECs and QMACs contributed by the Employer to this Plan under the following circumstances:

         (a) If a contribution was made due to a mistake of fact, the contribution may be returned, adjusted for losses but not earnings, within one year after it was contributed.

         (b)      If a  contribution  is determined  not to be deductible  under
                  Section 404 of the Code, the portion of the contribution that was disallowed may be returned to the Employer, adjusted for losses but not earnings, within one year after the disallowance.

         (c) If Pre-tax Contributions are returned to the Employer in accordance with this Section 3.14, Participants' Contribution Elections with respect to such returned contributions shall be adjusted retroactively to the beginning of the period for which such contributions were made. The Pre-tax Contributions so returned shall be distributed in cash to those Participants for whom such contributions were made.

         (d) The Trustee may require the Employer to furnish whatever evidence the Trustee deems necessary to enable the Trustee to confirm that the amount the Employer has requested be returned is properly returnable.

                            ARTICLE IV - INVESTMENTS

4.1      PARTICIPANT INVESTMENT PROVISIONS

(a)      Each Participant  shall, in accordance with the procedures set forth in
         Section 4.2, have the right to direct the Trustee with respect to the investment or reinvestment of the assets comprising the Participant's Account among the Investment Funds.

(b) In the event the Participant does not give the Trustee timely direction regarding the investment or reinvestment of the Participant's Account, the Trustee shall invest any new contributions made to the Participant's Account in accordance with the Participant's most recently submitted Investment Election; PROVIDED, HOWEVER, that if it is not possible to continue to invest in accordance with the Participant's Investment Election (for example, because the Plan has ceased to offer the investment), the Plan Administrator shall determine the manner in which the Participant's Account shall be invested. Rules set forth in Sections 4.2 and 4.4 govern default investments for Rollover Contributions, amounts credited to an Account maintained on behalf of an alternate payee under a qualified domestic relations order, investment of loan repayments and restoration of forfeitures.

4.2      INVESTMENT ELECTIONS.

(a) Investment Elections shall specify how the Participant's Account and new contributions should be invested in the available Investment Funds. An Eligible Employee's or Participant's initial Investment Election with respect to a Rollover Contribution shall separately specify how such Rollover Contributions should be invested in the available Investment Funds.

(b) An Investment Election with respect to new contributions to the Plan shall be made in increments of 1% (5% for elections made before October 1, 1999). An Investment Election to reallocate amounts already in a Participant's Account shall be made in increments of 1% or whole dollars (5% for elections made before October 1, 1999).

(c) Participants may make or change their Investment Elections by contacting the Participant Response System. A Participant's change in Investment Election shall be effective with respect to new contributions only, unless the Participant also makes a new Investment Election with respect to amounts already in his or her Account.

(d) A Participant's initial or changed Investment Election shall be effective as soon as administratively practicable following the date the Plan receives the Participant's Investment Election.

(e) Any Rollover Contributions and any amounts credited to an Account maintained on behalf of an alternate payee under a qualified domestic relations order for which an Investment Election is not filed will be invested in the Stable Income Fund.

(f) Each Participant is solely responsible for his or her selection of Investment Funds. Neither the Trustee, the Plan Administrator, the Company, the Employer or any of the officers or supervisors of the Employer or the Company are empowered or authorized to advise a Participant regarding the Participant's Investment Election. The fact that an Investment Fund is offered under the Plan shall not be construed as a recommendation that Participants invest in such Investment Fund.

4.3      INVESTMENT FUNDS.

(a) The Plan Administrator shall select Investment Funds from time to time in accordance with the investment policies and objectives established by the Company. Subject to such policies and objectives, the Plan Administrator shall have the right to cease offering any Investment Fund or to add any Investment Fund at any time.

(b) Pending allocation to the Investment Funds, contributions to the Plan may be held uninvested or may, on an interim basis, be invested, in whole or in part, in cash or cash equivalents. Dividends, interest, and other distributions received on the assets held by the Trustee in respect of any Investment Fund shall be reinvested in the respective fund.

4.4      INVESTMENT OF LOAN REPAYMENTS AND RESTORATION OF FORFEITURES.

         Any loan repayments and repayments in connection with forfeiture restorations in accordance with Section 5.6, shall be invested in the Investment Funds that have been selected by the Participant for new contributions as in effect on the date such repayments or contributions are received.

                               ARTICLE V - VESTING

5.1      PRE-TAX   CONTRIBUTIONS,    AFTER-TAX   CONTRIBUTIONS,   AND   ROLLOVER
         CONTRIBUTIONS.

         A Participant shall be at all times 100% vested in amounts credited to his or her Pre-tax Contributions Account, After-tax Contributions Account, Rollover Contributions Account, QNECs Account and QMACs Account.

5.2      MATCHING CONTRIBUTIONS

(a)      General Vesting Schedule.  Amounts credited to a Participant's Matching
         -----------------------
         Contributions  Account  (excluding amounts vested pursuant to paragraph
         (c) below) shall become vested in accordance with the following schedule:

                             Years of Vesting Service    Vested Percentage
                             ------------------------    -----------------

                            Less than 1                       0%
                            At least 1, but less than 2      20%
                            At least 2, but less than 3      40%
                            At least 3, but less than 4      60%
                            At least 4, but less than 5      80%
                            5 or more                       100%

(b)      Frozen Matching Contributions Vesting Schedule. Amounts credited to the
         ----------------------------------------------
         Frozen Matching Contributions Account of any Participant who is an Employee on December 31, 1994 shall become vested in accordance with the following schedule:

                      Years of Vesting Service    Vested Percentage
                      ------------------------    -----------------

                      Less than 1                       0%
                      At least 1, but less than 3      40%
                      At least 3, but less than 4      60%
                      At least 4, but less than 5      80%
                      5 or more                       100%

(c)      Special Vesting Provisions for Certain Employees.
         ------------------------------------------------

         (i) All Participants actively employed by an Employer (or on an approved leave of absence from an Employer) on December 31, 1999 shall become 100% vested in their Accounts on such date.

         (ii) A Participant who was initially employed by Tropicana Products, Inc. during 1993 or 1994 shall have amounts credited to his or her Matching Contributions Account vested in accordance with the following schedule:

                          Years of Vesting Service          Vested Percentage
                          ------------------------          -----------------

                          Less than 1                               0%
                          At least 1, but less than 3              40%
                          At least 3, but less than 4              60%
                          At least 4, but less than 5              80%
                          5 or more                               100%

         Notwithstanding anything in this Section 5.2 to the contrary, a Participant shall be 100% vested in his or her Matching Contributions Account and Frozen Matching Contributions Account upon the
         Participant's death, Disability, or attainment of age 60 while the Participant is an Employee.

5.3      VESTING UPON RE-EMPLOYMENT AFTER A BREAK IN SERVICE.

(a) If an Employee Separates from Service and again becomes an Employee, his or her Years of Vesting Service rendered prior to his or her Separation from Service shall be restored to him or her upon his or her re-employment as an Employee for purposes of determining his or her vested percentage in the amount credited to his or her Matching Contributions Account subsequent to his or her return.

(b) If a former Participant who Separated from Service prior to the time he or she was 100% vested in his or her Account again becomes an Employee prior to incurring a Five Year Break in Service, such Employee's prior

         Years of Vesting Service shall be taken into account for purposes of determining his or her vested percentage in his or her restored Account balance provided such Employee's Account is restored in accordance with
         Section 5.6.

5.4      FORFEITURES.

(a) If a Participant Separates from Service prior to the time he or she is 100% vested in his or her Account, and such Participant does not receive a distribution from the Plan, the non-vested portion of the Participant's Account shall be forfeited upon the Participant's incurrence of a Five Year Break in Service.

(b) If a Participant Separates from Service and receives a distribution from the Plan of the vested portion of his or her Account prior to incurring a Five Year Break in Service at a time when the Participant was not 100% vested in his or her Account, the non-vested portion of the Participant's Account shall be forfeited upon the date of the distribution.

(c) For purposes of this Section 5.4, a Participant who Separates from Service at a time when he or she is 0% vested in his or her Matching Contributions Account shall be deemed to have received a distribution upon Separation from Service.

5.5      ALLOCATION OF FORFEITURES.

         Subject to any required restoration under Section 5.6 and Section 8.12, any amount forfeited under Section 5.4 shall be used either: (i) to reduce Employer Matching Contributions for the Plan Year in which such forfeiture occurs, or (ii) to pay any administrative expenses of the Plan (including the cost of restoring any forfeitures). Except in the case of a Participant whose Account is restored in the Plan Year of the forfeiture, a Participant shall not be entitled to an allocation of a forfeiture of any portion of his or her Account.

5.6      RESTORATION OF FORFEITED ACCOUNT.

(a) A Participant or former Participant who received a distribution from the Plan of the vested portion of his or her Account who again becomes an Employee before incurring a Five Year Break in Service may restore the non-vested portion forfeited in accordance with Section 5.4, by repaying the full amount of the distribution (excluding amounts attributable to the Participant's After-tax Contributions and Rollover Contributions, except that the Participant may elect to repay to the Plan all or part of those amounts as well). Any repayment must be in cash and paid to the Trustee in a lump sum within five years after the Participant's Re-Employment Commencement Date.

(b) If a former Participant who Separated from Service at a time when he or she was 0% vested in his or her Matching Contributions Account and again becomes an Employee prior to incurring a Five Year Break in Service, the former Participant's forfeited Account shall be restored on the date he or she once again becomes an Employee without the need for any repayment.

(c) Any nonvested amounts restored pursuant to this Section 5.6 shall be restored as of the last day of the month coincident with or immediately following the date of repayment or re-Employment, as the case may be.

(d) Amounts restored pursuant to this Section shall generally be allocated to a Participant's After-tax Contributions Account; PROVIDED, HOWEVER, if the distribution has not been included in the Participant's gross income for federal income taxes, the Participant's repayment shall be allocated to the accounts from which they were distributed. Restored amounts shall be reinvested as provided in Section 4.4.

(e) The Plan Administrator shall restore the forfeited portion of a Participant's Account from the amount of forfeitures that the Employer would have otherwise allocated to Participants. To the extent the amount of available forfeitures is insufficient to enable the Plan Administrator to make the required restoration, the Employer must contribute, without regard to any requirement or condition of Articles XIII through XVI, the additional amount necessary to enable the Plan Administrator to make the required restoration.

                       ARTICLE VI - IN-SERVICE WITHDRAWALS

6.1      WITHDRAWAL OF AFTER-TAX CONTRIBUTIONS.

         A Participant may elect to withdraw all or a portion of the amounts credited to his or her After-tax Contributions Account, including earnings. Notwithstanding the preceding sentence, a Participant may not withdraw any matched After-tax Contributions which were contributed to the Plan within the 6-month period preceding the date of withdrawal.

6.2      WITHDRAWAL OF ROLLOVER CONTRIBUTIONS.

         A Participant who has withdrawn all of the amounts credited to his or her After-tax Contributions Account, may withdraw all or a portion of the amounts which have been credited to his or her Rollover Contributions Account.

6.3      WITHDRAWAL OF FROZEN MATCHING CONTRIBUTIONS OR MATCHING CONTRIBUTIONS.

(a) A Participant who (i) is an Employee, (ii) is vested in all or a portion of his or her Frozen Matching Contributions Account or Matching Contribution Account, and (iii) has withdrawn the entire amount available under Sections 6.1 and 6.2, may withdraw all or a portion of the vested portion of his or her Frozen Matching Contributions Account or Matching Contributions Account, including any earnings, contributed two years immediately preceding the date of withdrawal.

6.4      WITHDRAWAL OF PRE-TAX CONTRIBUTIONS, QNECS, QMACS.

         Except as otherwise provided in this Article VI, a Participant who is an Employee shall not be entitled to withdraw any Pre-tax Contributions, QNECs or QMACs from the Plan. If a Participant who has Separated from Service again becomes an Employee after applying for a distribution of all or a portion of his or her Account but prior to the date the Trustee has made such distribution, the Participant shall not receive a distribution of any Pre-tax Contributions, QNECs or QMACs.

6.5      WITHDRAWALS AFTER ATTAINING AGE 59-1/2.

         Notwithstanding anything to the contrary in this Article VI, if a Participant attains age 59-1/2 while he or she is an Employee, a Participant may elect to withdraw all or a portion of the following portions of his or her Account in the following order of priority:

         (a) The Participant's After-tax Contributions Account, excluding any matched After-tax Contributions made within the 6-month period preceding the date of withdrawal.

         (b)      The Participant's Rollover Contributions Account;

         (c) The vested portion of the Participant's Frozen Matching Contributions Account and Matching Contributions Account;

         (d)      The  Participant's   Pre-tax  Contributions   Account,   QNECs
                  Account, and QMACs Account.

6.6      HARDSHIP WITHDRAWALS.

(a) A Participant who has withdrawn the total amount available for withdrawal under Sections 6.1 through 6.5 may receive a hardship withdrawal of all or a portion of his or her (i) matched After-tax
         Contributions which have been credited to his or her After-tax Contributions Account within six months prior to the date of the withdrawal, and (ii) his or her Pre-tax Contributions Account (other than any post-1988 earnings on such account), provided the Participant furnishes proof, satisfactory to the Plan Administrator, that the withdrawal is necessary to alleviate an immediate and heavy financial need (as determined in accordance with Section 6.6(b) below) and that the amount of the withdrawal does not exceed the amount necessary to satisfy such financial need (as determined in accordance with Section 6.6(c) below). The determination by the Plan Administrator of the existence of an immediate and heavy financial need and of the amount necessary to meet such need shall be made in a nondiscriminatory and uniform manner. The Plan Administrator shall not allow a hardship withdrawal to be made to a Participant unless the requirements of this
         Section 6.6 are satisfied.

(b) Subject to Section 6.6(c), a Participant shall be deemed to have an immediate and heavy financial need if the Participant needs the hardship withdrawal for one of the following reasons:

         (i) Medical expenses described in Code Section 213(d) which are incurred by the Participant, the Participant's Spouse or dependents (as defined in Code Section 152), or necessary for such persons to obtain medical care described in Code Section 213(d);

         (ii)     Costs  directly   related  to  the  purchase  of  a  principal
                  residence for the Participant (excluding mortgage payments);

         (iii) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant or for the Participant's Spouse or dependents (as defined in Code
                  Section 152);

         (iv) Payments necessary to prevent the eviction of the Participant from his or her principal residence or to prevent foreclosure on the mortgage of the Participant's principal residence;

         (v)      Any need  prescribed  by the  Internal  Revenue  Service  in a revenue ruling, notice or other document of general applicability which satisfies the safe harbor definition of hardship; or

         (vi) Any need determined by the Plan Administrator to constitute the type of need which would authorize a hardship distribution under Code Section 401(k) and applicable regulations.

         The determination of whether a Participant has met the requirements for a hardship withdrawal shall be made on the basis of all the relevant facts and circumstances. Notwithstanding the foregoing, a financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable or voluntarily incurred by the Participant.

(c) A request for a hardship withdrawal made pursuant to this Section 6.6 shall be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if:

         (i) The distribution is not in excess of the amount of the Participant's immediate and heavy financial need (including any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from such distribution); and

         (ii) The Participant has obtained all distributions (other than hardship withdrawals) and all nontaxable loans currently available under the Plan and all other plans maintained by employers within the PepsiCo Organization.

         (iii) In making its determination that a hardship withdrawal is necessary to satisfy an immediate and heavy financial need, the Plan Administrator may, unless it has actual knowledge to the contrary, rely on a written statement by the Participant that the need cannot be reasonably relieved (i) through the reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant's assets, (iii) by cessation of deferrals or contributions to the Plan, or (iv) by other distribution or nontaxable (at the time of the loan) loans from plans maintained by the Employer or by any other employer (or by borrowing from commercial sources on reasonable commercial terms) in an amount sufficient to satisfy the need. For purposes of this Section, taking any of the foregoing actions shall not be deemed to reasonably relieve a need if the effect of taking any such action would be to increase the amount of the need.

(d) For hardship withdrawals taken before October 1, 1999, and notwithstanding any provision of the Plan to the contrary, a Participant who receives a hardship withdrawal shall not be permitted to make After-tax Contributions or have Pre-tax or Matching
         Contributions made on his or her behalf for a period of 12 months following the date the Plan distributes the hardship withdrawal.

6.7      IN-SERVICE WITHDRAWAL PROCEDURES AND RESTRICTIONS.

(a) Participants shall request an in-service withdrawal form from the Plan by contacting the Participant Response System. A completed in-service withdrawal form must be filed with the Plan Administrator.

(b) In-service withdrawals shall be distributed as soon as administratively practicable following the date the Plan Administrator receives the in-service withdrawal form referred to in paragraph (a) above.

(c) In-service withdrawals shall be taken on a pro rata basis from the Investment Funds in which the affected subaccounts are invested. All withdrawals shall be paid in cash.

(d) The minimum amount or value of an in-service withdrawal is $100 or, if less, the total amount or value available for withdrawal.

(e) A Participant shall be limited to two in-service withdrawals, other than hardship withdrawals, per calendar year.

                               ARTICLE VII - LOANS

7.1      GENERAL RULE.

         A Participant who is an Employee of the PepsiCo Organization may borrow a portion of his or her vested Account by submitting an application to the Plan Administrator. Effective for loans issued on or after October 1, 1999, a Participant is not permitted to have more than two loans from the Plan outstanding at any time, of which only one can be a Principal Residence Loan. Effective for loans issued on or after January 1, 1999 through and including September 30, 1999, a Participant was not permitted to have more than one Principal Residence Loan and one general purpose loan outstanding at any time. Effective for loans issued on or after the Effective Date through and including December 31, 1998, a Participant was not permitted to have more than three loans from the Plan outstanding at any time, of which only one could be a Principal Residence Loan. Loans shall be made available to all eligible Participants on a reasonably equivalent basis and shall not be made available to Highly Compensated Employees, officers or shareholders in an amount greater than is made available to other Participants. Each loan shall be evidenced by a written promissory note signed by the Borrower. A Participant may initiate the loan process by contacting the Participant Response System.

7.2      AMOUNT OF LOAN.

         A loan may be made in an amount (not less than $1,000) which, when added to the outstanding balance of all prior loans to the Borrower under the Plan, does not exceed the lesser of (i) $50,000 reduced by the excess, if any, of (A) the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date such loan was made, over (B) the outstanding balance of loans from the Plan on the date on which such loan was made; or (ii) one-half of the present value of the Borrower's non-forfeitable accrued benefit under the Plan. For purposes of applying the limitation in (i) above, the Plan and all other "qualified employer plans" (as defined in Code
         Section 72(p)(4)) maintained by an employer within the PepsiCo Organization shall be treated as a single plan.

7.3      INTEREST RATE AND SECURITY.

(a) Loans shall be made at the prime rate plus one percentage point, or such other interest rate as may later be designated by the Plan Administrator for subsequent loans. The prime rate shall be determined as of the last day of the month before such loan is made (in the case of loans issued before October 1, 1999, the first day of the month in which such loan is made) or the first business day immediately following such date, as announced in the Wall Street Journal (or to the extent the Wall Street Journal ceases to be published, such other newspaper as is selected by the Plan Administrator).

(b) Loans shall be secured by the vested portion of the Borrower's Account. Immediately after the origination of each loan no more than 50% of the Participant's vested Account may be used as security for the loan.

7.4      SOURCE OF LOANS.

(a) Amounts borrowed shall be distributed from the Borrower's subaccounts, in the following order of priority: (i) Rollover Contributions Account;
         (ii) Vested portion of Frozen Matching Contributions Account and Matching Contributions Account; (iii) After-tax Contributions Account;

         and (iv)  Pre-tax  Contributions  Account,  QNECs  Account,  and  QMACs
         Account.

(b) Loans shall be taken from the Investment Funds in which the Borrower's subaccounts are invested on a pro rata basis.

7.5      REPAYMENT AND TERM.

(a) Loans shall be amortized in substantially level payments, made not less frequently than quarterly, for a period of not less than twelve months and not more than five years; PROVIDED, HOWEVER, that a Principal Residence Loan may be amortized over a period not to exceed fifteen years (twenty-five years for loans issued before October 1, 1999) and, PROVIDED, FURTHER, that loan repayments will be suspended under the
         Plan as permitted under Code Section 414(u)(4). A Participant requesting a Principal Residence Loan shall provide copies of any documents relating to the purchase of such principal residence which the Plan Administrator may deem necessary to verify that the proceeds of such loan will be used to acquire or construct a principal residence.

(b) Loans shall be repaid by means of payroll deduction from the Borrower's Salary; PROVIDED, HOWEVER, that if at any time a Participant is not receiving Salary from an employer within the PepsiCo Organization, the loan repayment shall be made in accordance with the terms and procedures established by the Plan Administrator and applied on a uniform, nondiscriminatory basis. A Participant may repay an outstanding loan in full at any time without penalty.

         Amounts repaid shall be returned to the subaccount from which they are borrowed in the reverse order from the order in which they were borrowed and shall be reinvested as provided in Section 4.4.

7.6      DEFAULT.

         If a Borrower defaults on a loan, the amount of the loan (plus any accrued interest) shall be deemed distributed, and the value of Borrower's Account reduced accordingly as of the date of default; provided, HOWEVER, that if the amount borrowed was distributed from the Participant's Pre-tax Contributions Account, QNECs Account or QMACs Account, such deemed distribution shall not occur until the earlier of the date the Participant Separates from Service or attains age 59-1/2.

7.7      ADDITIONAL RULES.

         The Plan Administrator may establish rules and procedures regarding loans to Participants which may be more restrictive than the rules and procedures set forth in this Article VII. Any such rules and procedures must be applied on a uniform, nondiscriminatory basis.

                          ARTICLE VIII - DISTRIBUTIONS

8.1      ELIGIBILITY FOR DISTRIBUTION UPON SEPARATION FROM SERVICE.

         A Participant who Separates from Service shall be entitled to receive a lump sum distribution of the vested portion of his or her Account. Subject to the cashout rules in Section 8.8, the Participant may elect to defer receipt of the lump sum distribution until the April 1st following the calendar year he or she attains age 70 1/2.

8.2      DISTRIBUTIONS UPON RETIREMENT OR DISABILITY.

         A Participant who Separates from Service on account of his or her Disability or Retirement shall be entitled to receive a distribution of 100% of his or her Account. Subject to the cashout rules in Section 8.8, such Participant may elect to receive his or her Account in a lump sum or in variable annual, quarterly or monthly installments (except that for benefit commencement dates before October 1, 1999, only quarterly installments were available) over a period ranging from 1 year to 10 years in whole years ("periodic installments"). If such Participant elects to receive a distribution in periodic installments, the amount distributed each period shall be an amount determined by multiplying the value of the Participant's Account by a fraction, the numerator of which is one and the denominator of which is the total number of periodic payments yet unpaid (or such larger amount as may be required to be distributed under Code Section 401(a)(9)). A Participant who elects to receive periodic installments or to defer the receipt of a distribution may revoke such election at any time and in lieu thereof elect to receive a lump sum distribution of the balance of his or her Account.

8.3      INSTALLMENT OPTION FOR CERTAIN EMPLOYEES.

         A Participant who (i) Separates from Service for reasons other than Retirement or Disability, (ii) was a member of the Seagram Plan and has his account balance under that Plan transferred to this Plan as of the Effective Date, and (iii) at the time of his termination of employment with the PepsiCo Organization has attained age 50 and completed 20 Years of Vesting Service or completed 25 Years of Vesting Service and the sum of his years of age and Years of Vesting Service equal at least 80, may elect to receive that portion of his Accounts credited as of the Effective Date under the Seagram Plan in the form of variable periodic installments as described in, and subject to the provisions of, Section 8.2. The remainder of the Participant's Account shall be paid in one lump sum.

8.4      DISTRIBUTION UPON DEATH.

(a) Except as otherwise provided in Section 8.4(b), if a Participant dies prior to the time distribution of his or her Account has commenced, 100% of the Participant's Account shall be paid to his or her Beneficiary in one lump sum.

(b) If at the time of a Participant's death the Participant was an Employee, and subject to the cashout rules in Section 8.8, the
         Participant's Beneficiary may elect within 30 days after the Participant's death (or such later time as the Plan Administrator shall prescribe) to either defer receipt of a lump sum distribution until the fifth anniversary of the Participant's death or to receive a distribution in the form of variable periodic payments determined in the same manner as described in Section 8.2(b); PROVIDED, HOWEVER, that if a Beneficiary is the Participant's Surviving Spouse, the Beneficiary may elect to defer receipt of a lump sum distribution until the April 1st following the date the Participant would have attained age 70-1/2; PROVIDED, FURTHER, that a Beneficiary may not elect to receive periodic payments over a 10 year period if the Beneficiary's life expectancy does not exceed 10 years. A Beneficiary who elects to receive periodic installments or to defer the receipt of a distribution may revoke such election at any time and in lieu thereof elect to receive a lump sum distribution of the balance of his or her Account.

(c) If a Participant dies after distribution of his or her Account has commenced, the remaining portion of such Participant's Account shall be distributed to the Participant's Beneficiary no less rapidly than under the form of distribution elected by the Participant; PROVIDED, HOWEVER, that the Beneficiary may, by written notice to the Plan Administrator, elect to receive all or a portion of the distribution or the remainder thereof in a lump sum.

(d) The Plan Administrator may require and rely upon such proof of death and such evidence of the right of any Beneficiary or other person to receive the value of a deceased Participant's Account as the Plan Administrator may deem proper and its determination of death and of the right of that Beneficiary or other person to receive payment shall be conclusive.

8.5      COMMENCEMENT OF PAYMENTS.

(a) Subject to paragraph (b) below, distributions shall be paid as soon as practicable after the Participant's Separation from Service or such later payment date as the Participant or Beneficiary shall have elected in accordance with the provisions of this Article VIII; PROVIDED, HOWEVER, no distribution shall be made without the Participant's consent except in the case of cashouts under Section 8.8, and except that notwithstanding anything in this Plan to the contrary, in no event shall a distribution be made later than the 60th day following the end of the Plan Year in which a Participant's Separation from Service occurs, or if later, the year in which the Participant attains Normal Retirement Age, unless the Participant elects otherwise in accordance with the provisions of this Article VIII. Participants may request a distribution form by contacting the Participant Response System.

(b) Except as provided in the following sentence, a Participant's consent to receive a distribution shall not be valid unless the Participant gives consent in writing: (A) after the Participant has received the notice required under Code Reg. Section 1.411(a)-11(c), and (B) within a reasonable time before the effective date of the commencement of the distribution as prescribed by said regulations. Such distribution may commence less than 30 days after the notice required under Code Reg.
         Section 1.411(a)-11(c) is given, provided that:

         (i) the Plan Administrator clearly informs the Participant that he or she has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

         (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

8.6      FORM OF PAYMENT.

Distributions shall be in one lump sum cash payment, except as otherwise provided in this Article VIII ond except that effective October 1, 1999, a Participant may elect to receive his interest in PepsiCo capital stock in whole shares of PepsiCo capital stock. An election to receive an in-kind distribution shall not apply to fractional shares, uninvested cash or amounts invested for liquidity purposes, and shall not be available with respect to hardship withdrawals.

8.7      AMOUNT OF DISTRIBUTION.

The amount of any distribution to be made based on the value of a Participant's Account, or a portion thereof, shall be determined with reference to the value of such Account (or portion thereof) when the distribution is processed.

8.8      MANDATORY DISTRIBUTIONS.

(a)      In the event that:

         (i) Upon a Participant's Separation from Service, the vested portion of a Participant's Account does not exceed $5,000,

         (ii) In the case of a Separation from Service before March 22, 1999, upon the commencement of any prior Plan distribution to such Participant, the vested portion of the Participant's account did not exceed $5,000, and

         (iii) Upon the commencement of any prior distributions to such Participant in installment form, the vested portion of the Participant's Account did not exceed $5,000,

         the Plan Administrator shall direct the Trustee to distribute the Participant's Account as soon as practicable after such Separation of Service in a lump sum to the Participant (or, if the Participant's Separation from Service occurred on account of the Participant's death, to Participant's Beneficiary).

(b) Notwithstanding any other provision of this Plan, a Participant who is a Five-percent Owner must begin receiving distributions from his or her Account no later than the April 1st following the calendar year in which the Participant attains age 70-1/2. If a Participant who has attained age 70-1/2 elects to commence receipt of his or her Account in periodic installments, the Plan Administrator shall direct the Trustee to distribute to the Participant the greater of: (i) the amount determined using the methodology set forth in Section 8.2, or (ii) the amount required to be distributed under Code Section 401(a)(9).

(c) In the event a Participant, other than a Participant described in paragraph (b) above, is receiving payments while in service in accordance with the provisions of Code Section 401(a)(9) as of December 31, 1996, the Participant may elect to suspend payments while he or she remains in service in accordance with such uniform rules as the Plan Administrator shall adopt.

8.9      DIRECT ROLLOVERS.

         A Participant (or a Beneficiary that is the Participant's Surviving Spouse) may elect to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified in writing by such Participant (or Surviving Spouse).

8.10     QUALIFIED DOMESTIC RELATIONS ORDERS.

         The  Plan  Administrator  shall  establish  reasonable   procedures  to
         determine the qualified status of a domestic relations order in accordance with the requirements of Code Section 414(p) and ERISA
         Section 206(d). An alternate payee under a qualified domestic relations order may receive a distribution from this Plan prior to the date the Participant to whom the order relates attains the earliest retirement age under the Plan.

8.11     BENEFICIARY DESIGNATION.

(a) A Participant may from time to time designate a Beneficiary to receive the value of his or her Account following the Participant's death by filing a Beneficiary Designation Form with the Plan Administrator. Notwithstanding the preceding sentence, if a Participant dies leaving a Surviving Spouse before complete distribution of his or her Account, the Participant's Beneficiary shall be the Participant's Surviving Spouse, unless such Surviving Spouse has consented to the designation of another Beneficiary, in a writing witnessed by a notary public, a Plan representative or as otherwise provided by applicable law; PROVIDED, HOWEVER, the Spouse's consent shall not be required if:

         (i) The Participant and his or her Spouse were not married throughout the one year period ending on the date of the Participant's death;

         (ii)     The Plan  Administrator is unable to locate the  Participant's
                  Spouse;

         (iii) The Participant is legally separated or the spouse has abandoned the Participant and the Participant has a court order to that effect; or

         (iv) Other circumstances exist under which the Secretary of the Treasury will excuse the consent requirement.

         If the Participant's Spouse is legally incompetent to give consent, the Spouse's legal guardian may give consent (even if the Participant is the legal guardian).

(b) If a Participant fails to name a Beneficiary or if the Beneficiary named by a Participant predeceases him or her, then the Plan Administrator shall direct the Trustee to pay the Participant's Account to the Participant's estate.

(c) If the Beneficiary does not predecease the Participant, but dies prior to complete distribution of the Participant's Account, the Plan Administrator shall direct the Trustee to pay the amounts remaining in the Participant's Account to the Beneficiary's estate (unless the deceased Beneficiary had filed a Beneficiary Designation Form with the Plan Administrator which named another Beneficiary and which was in effect at the time of the deceased Beneficiary's death, in which case to the Beneficiary named in that Beneficiary Designation Form).

(d) If the Plan Administrator, after reasonable inquiry, is unable within one year to determine whether or not any designated Beneficiary survived the event that entitled him or her to receive a distribution of any benefit under the Plan, the Plan Administrator shall conclusively presume that such Beneficiary died prior to the date he or she was entitled to a distribution.

8.12     INCOMPETENT OR LOST DISTRIBUTEE.

(a) If the Plan Administrator determines that a Participant or Beneficiary entitled to a distribution hereunder is unable to care for his or her affairs because of illness or accident or because he or she is a minor, then, unless a claim is made for the benefit by a duly appointed legal representative, the Plan Administrator may direct that such distribution be paid to such distributee's spouse, child, parent or other blood relative, or to a person with whom such distributee resides. Any such payment, when made, shall be a complete discharge of the liabilities of the Plan therefore.

(b) In the event that the Plan Administrator, after reasonable and diligent effort, cannot locate any person to whom a payment or distribution is due under the Plan, and no other distributee has become entitled to such distribution pursuant to any provision of the Plan, the Participant's Account in respect of which such payment or distribution is to be made shall be forfeited six months after the date in which such payment or distribution first becomes due or such later date as the Plan Administrator prescribes (but in all events prior to the time such Account would otherwise escheat under any applicable State law); PROVIDED, HOWEVER, that any Account so forfeited shall be reinstated, in accordance with paragraph (e) of this Section, if such person subsequently makes a valid claim for such benefit.

(c) The Plan Administrator shall be deemed to have made a reasonable and diligent effort to locate a person if it has sent notification describing the relative values of the optional forms of benefit available under the Plan (including any right to defer such distribution) and the risk of forfeiture of such benefit by certified or registered mail to the last known address of such person.

(d) Any amount forfeited under this Section 8.12 shall be used to reduce Employer Matching Contributions for the Plan Year in which such forfeiture occurs.

(e) If a Participant or Beneficiary whose Account is forfeited pursuant to paragraph (b) of this Section makes a valid claim for benefits, the Plan Administrator shall restore the Participant's Account to the same dollar amount as the dollar amount forfeited, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture. Such amounts shall be restored from the amount of forfeitures that the Employer would have otherwise allocated to Participants. To the extent the amount of available forfeitures is insufficient to enable the Plan Administrator to make the required restoration, the Employer must contribute, without regard to any requirement or condition of Articles XIII through XVI the additional amount necessary to enable the Plan Administrator to make the required restoration.

(f) Accounts restored under this Section 8.12 shall be distributed no later than 60 days after the close of the Plan Year in which the Account is restored.

                      ARTICLE IX - INVESTMENT OF THE TRUST

9.1      TRUST AGREEMENT.

(a) The assets of the Plan shall be held in the Trust by one or more Trustees selected by the Company and pursuant to the terms of a Trust Agreement. The Trust Agreement shall provide that:

(b) Subject to Participants' Investment Elections, the assets of the Trust shall be invested and reinvested in such investments as either the Trustee or investment managers appointed by the Company deem advisable from time to time;

(c) The Plan Administrator has concurrent authority, exercisable at its sole discretion, to direct the Trustee as to the sale or purchase of particular assets.

9.2      APPOINTMENT OF INVESTMENT MANAGERS.

         The Company shall have authority to appoint investment managers to manage all or a portion of the Trust. In the event an investment manager is appointed, the Trustee shall not have discretionary authority over the Trust assets managed by the investment manager. Any investment manager appointed by the Company shall be:

         (i) An investment adviser under the Investment Advisers Act of 1940;

         (ii)     A bank as defined in the Investment Advisors Act of 1940; or

         (iii) An insurance company qualified to perform investment management services under the laws of more than one State, and must acknowledge in writing that it is a fiduciary with respect to the Plan.

9.3      INVESTMENT MANAGER POWERS.

         Subject to the Investment Elections made by Participants and to the investment management agreement, an investment manager shall have the power to invest and reinvest the Trust assets (including the authority to acquire and dispose of Plan assets) for which it has been given discretionary authority, as it deems advisable.

9.4      POWER TO DIRECT INVESTMENTS.

         The Company retains no authority or responsibility over the management, acquisition or disposition of Plan assets except with respect to the Company's power to select, retain and replace Trustees, investment managers and the Plan Administrator and in the determination of the Plan's investment policies and objectives.

9.5      EXCLUSIVE BENEFIT RULE.

         Except as otherwise provided in the Plan, no part of the corpus or income of the funds of the Plan shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan. No person shall have any interest in or right to any part of the assets held under the Plan, or any right in, or to, any part of the assets held under the Plan, except to the extent expressly provided by the Plan.

                         ARTICLE X - PLAN ADMINISTRATION

10.1 ALLOCATION OF RESPONSIBILITY AMONG FIDUCIARIES FOR PLAN AND TRUST ADMINISTRATION.

         The Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under this Plan or the Trust Agreement. The Plan Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in this Plan and the Trust Agreement, except where an agent is appointed to perform administrative duties as specifically agreed to by the Plan Administrator and the agent. Subject to Article IX, the Trustee shall have the sole responsibility for the administration of the Trust and the management of the assets held under the Trust as specifically provided in the Trust Agreement, except where an investment manager has been appointed or as provided otherwise in the Trust Agreement. Each Fiduciary warrants that any direction given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan or the Trust Agreement, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any direction, information or action of another Fiduciary as being proper under this Plan or the Trust, and is not required under this Plan or the Trust Agreement to inquire into the propriety of any direction, information or action. It is intended under this Plan and the Trust Agreement that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and the Trust Agreement and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust in any manner against investment loss or depreciation in asset value.

10.2     ADMINISTRATION.

         The Plan shall be administered by the Plan Administrator which may appoint or employ individuals to assist in the administration of the Plan and which may appoint or employ any other agents it deems advisable, including legal counsel, actuaries and auditors to serve at the Plan Administrator's direction. All usual and reasonable expenses of maintaining, operating and administering the Plan and the Trust, including the expenses of the Plan Administrator and the Trustee (and their agents), shall be paid from the Trust (whether directly or by reimbursement to the Company), except to the extent the Company or the Employer pays such expenses.

10.3     CLAIMS PROCEDURE.

         The Plan Administrator, or a party designated by the Plan Administrator, shall have the exclusive discretionary authority to construe and to interpret the Plan, to decide all questions of eligibility for benefits and to determine the amount of such benefits, and its decisions on such matters are final and conclusive. Any exercise of this discretionary authority shall be reviewed by a court under the arbitrary and capricious standard (i.e., the abuse of discretion standard). If, pursuant to this discretionary authority, an assertion of any right to a benefit by a Participant or beneficiary is wholly or partially denied, the Plan Administrator, or a party designated by the Plan Administrator, will provide such claimant a comprehensible written notice setting forth:

         (a)      The specific reason or reasons for such denial;

         (b) Specific reference to pertinent Plan provisions on which the denial is based;

         (c) A description of any additional material or information necessary for the claimant to submit to perfect the claim and an explanation of why such material or information is necessary; and

         (d) A description of the Plan's claim review procedure. The claim review procedure is available upon written request by the claimant to the Plan Administrator, or the designated party, within 60 days after receipt by the claimant of written notice of the denial of the claim, and includes the right to examine pertinent documents and submit issues and comments in writing to the Plan Administrator, or the designated party. The decision on review will be made within 60 days after receipt of the request for review, unless circumstances warrant an extension of time not to exceed an additional 60 days, and shall be in writing and drafted in a manner calculated to be understood by the claimant, and include specific reasons for the decision with references to the specific Plan provisions on which the decision is based.

         If circumstances warrant, the Plan Administrator shall provide the claimant a written notice, prior to the end of the 90-day period for processing the claim, extending such period by up to an additional 90 days and indicating the circumstances requiring the extension and the date by which the Plan Administrator expects to render its decision. If the Plan Administrator fails to provide a comprehensible written notice stating that the claim is wholly or partially denied and setting forth the information described in (a) through (d) above within the 90-day processing period and if no extension of such 90-day period is made, the claim shall be deemed denied. Once the claim is deemed denied, the

         Participant shall be entitled to the claims review procedure described in paragraph (d) above. Such review procedure shall be available upon written request by the claimant to the Plan Administrator within 60 days after the claim is deemed denied. Any claim referenced in this Section that is reviewed by a court, arbitrator, or any other tribunal shall be reviewed solely on the basis of the record before the Plan Administrator. In addition, any such review shall be conditioned on the claimants having fully exhausted all rights under this Section.

10.4     RECORDS AND REPORTS.

         The Plan Administrator shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and government regulations issued thereunder relating to records of Participants' service and benefits, notifications to Participants; reports to, or registration with, the Internal Revenue Service; reports to the Department of Labor; and such other documents and reports as may be required by ERISA.

10.5     OTHER ADMINISTRATIVE POWERS AND DUTIES.

         The Plan Administrator shall have such powers and duties as may be necessary or desirable to discharge its functions hereunder, including:

         (a) To exercise its discretionary authority to construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

         (b) To prescribe procedures to be followed by Participants or Beneficiaries filing applications for benefits;

         (c)      To  prepare  and  distribute,  in  such  manner  as  the  Plan
                  Administrator   determines  to  be  appropriate,   information
                  explaining the Plan;

         (d)      To receive  from  employees  and agents and from  Participants
                  such   information  as  shall  be  necessary  for  the  proper
                  administration of the Plan;

         (e) To receive, review and keep on file (as it deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust from the Trustee;

         (f) To appoint or employ individuals or other parties to assist in the administration of the Plan and any other agents it deems advisable, including accountants, actuaries and legal counsel; and

         (g) To delegate to other persons or entities, or to designate or employ persons to carry out any of the Plan Administrator's fiduciary duties or responsibilities or other functions under the Plan.

10.6     RULES AND DECISIONS.

         The Plan Administrator may adopt such rules and procedures as it deems necessary, desirable, or appropriate. To the extent practicable, all rules and decisions of the Plan Administrator shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant or beneficiary, the legal counsel of the Plan Administrator, or the Trustee.

10.7     PROCEDURES.

         The Plan Administrator shall keep all necessary records and forward all necessary communications to the Trustee. The Plan Administrator may adopt such regulations as it deems desirable for the administration of the Plan.

10.8     AUTHORIZATION OF BENEFIT DISTRIBUTIONS.

         The Plan Administrator shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust pursuant to the provisions of the Plan, and shall warrant that all such directions are in accordance with this Plan.

10.9     APPLICATION AND FORMS FOR DISTRIBUTIONS.

         The Plan Administrator may require a Participant to complete and file with the Plan Administrator an application for a distribution and all other forms approved by the Plan Administrator, and to furnish all pertinent information requested by the Plan Administrator. The Plan Administrator may rely upon all such information so furnished it, including the Participant's current mailing address, age and marital status.

10.10    FACILITY OF PAYMENT

         Whenever, in the Plan Administrator's opinion, a person entitled to receive any payment of a benefit or installment thereof hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Plan Administrator may direct the Trustee to make payments to such person or to the legal representative of such person for his benefit, or the Plan Administrator may direct the Trustee to apply the payment for the benefit of such person in such manner as the Plan Administrator considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this Section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

10.11    BLACKOUT PERIOD IN 1999

         During a blackout period lasting approximately from September 17, 1999 through and including October 31, 1999 (with the exact dates to be determined and communicated by the Plan Administrator) in connection with a change in the recordkeeper for the Plan scheduled to occur on or about October 1, 1999, no Participant may amend or revoke his or her Contribution Election, no Participant may make or change his or her Investment Election except when making the initial Investment Election that accompanies his or her initial Contribution Election, rollovers and reallocation requests will not be accepted, and loans and other distributions will not be made. From approximately September 29, 1999 through and including October 31, 1999 (with the exact dates to be determined and communicated by the Plan Administrator), no Participant may reallocate his or her Account balances among the Plan's investment options. To carry out the special provisions of this section, the Plan Administrator may adopt such rules and procedures as it deems necessary.

                     ARTICLE XI - AMENDMENT AND TERMINATION

11.1     AMENDMENT OF THE PLAN.

         The Company shall have the right in its discretion at any time by instrument in writing, duly executed and acknowledged and delivered to the Trustee, to modify, alter or amend this Plan in whole or in part. However, except as permissible under the Code and ERISA, no amendment shall:

         (a) Reduce the amounts in any Participant's Account because of forfeiture or reduce the vested right or interest to which any Participant or Beneficiary is then entitled under this Plan;

         (b) Eliminate an optional form of benefit with respect to a Participant's Account as of the date of the amendment;

         (c) Cause or authorize any part of the Trust Fund to revert or be refunded to the Employer, or

         (d) Cause any assets of the Trust to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their Beneficiaries (other than such part as is required to pay taxes and expenses of administration).

         To the extent permitted under the Code, the Company shall have the right to amend the Plan at any time, retroactively or otherwise, in such respects and to such extent as may be necessary to qualify it under existing and applicable laws and regulations in order to make available to the Employers the tax benefits associated with qualified plans, including the full deduction for tax purposes of the Employer contributions made hereunder. A participating Employer shall not have the right to amend the Plan. Notwithstanding any provision herein to the contrary, the Company may by such amendment decrease or otherwise affect the rights of Participants hereunder if, and to the extent, necessary to accomplish such purpose.

11.2     RIGHT TO TERMINATE THE PLAN OR DISCONTINUE CONTRIBUTIONS.

         The Company reserves the right to terminate the Plan or completely discontinue contributions under the Plan for any reason, at any time. Action taken by the Company to terminate the Plan or discontinue contributions shall be in writing and shall be effective as of the date set forth in such writing.

11.3     EFFECT OF TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS.

         As of the date of a complete termination of the Plan or the complete discontinuance of contributions to the Plan, each Participant who is then an Employee shall become 100% vested in his or her Account. Upon termination, all Accounts shall be distributed to or for the benefit of the Participant or continued in trust for his or her benefit, as the Plan Administrator shall direct. After distribution of all Accounts under the Plan, any amounts remaining in the suspense account established under Section 15.2(b) shall revert to the Employer, as permitted by the Code.

11.4     EFFECT OF A PARTIAL TERMINATION.

         As of the date of a partial termination, each affected Participant who is then an Employee shall become 100% vested in his or her Account and the Accounts of Participants affected by the partial termination shall be distributed to or for the benefit of such Participants or continued in trust for their benefit, as the Plan Administrator shall direct.

11.5     PLAN MERGER.

         The Company may not merge or consolidate the Plan with, or transfer any assets or liabilities to, any other plan, unless each Participant would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer, which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had then terminated.

11.6     ADDITIONAL PARTICIPATING EMPLOYERS.

         With the consent of the Plan Sponsor, any other corporation may adopt the Plan and the Trust for its Eligible Employees, with such changes and variations in Plan terms as the Plan Sponsor approves. Any such adoption shall be contingent upon the Internal Revenue Service not making a determination that such adoption adversely affects the qualified status of the Plan and Trust. An Employer adopting the Plan shall compile and submit all information required by the Plan Sponsor with reference to its Eligible Employees.

11.7     WITHDRAWAL OF A PARTICIPATING EMPLOYER.

         A participating Employer may withdraw from the Plan upon six month's prior written notice to the Plan Administrator (unless the Plan Administrator approves a shorter notice period). If a participating Employer discontinues or suspends contributions to the Plan upon behalf of its employees or if a participating Employer shall become insolvent or bankrupt, or be dissolved, such participating Employer shall be deemed to have withdrawn from the Plan. If a participating Employer ceases to be a member of the PepsiCo Organization, such participating Employer shall continue to be a participating Employer unless and until the Company demands, in writing, that such participating Employer withdraw from the Plan. If the Company demands that a participating Employer withdraw from the Plan, such withdrawal shall be automatically effective six months after such demand.

                     ARTICLE XII - MISCELLANEOUS PROVISIONS

12.1     ACTION BY THE COMPANY.

         Any action by the Company, including any amendment authorized to be made under Section 11.1, shall be made by a resolution adopted by the Company's Board of Directors. In addition, any person or persons authorized by the Board may take action on behalf of the Company. Any such resolution of the Board of Directors shall be effective provided it is adopted in accordance with the bylaws (or other governing authority) of the Company. Any action taken by any other person or persons shall be effective provided it is executed in accordance with the authorization of the Board.

12.2     NO RIGHT TO BE RETAINED IN EMPLOYMENT.

         Nothing contained in this Plan shall give any Participant or Employee the right to be retained in the employment of the Employer or affect the right of any Employer to dismiss any Participant or Employee.

12.3     NON-ALIENATION OF BENEFITS.

         To the extent permitted by law, the right of any Participant or Beneficiary to any benefit or to any payment hereunder shall not be subject to assignment, alienation, attachment, or other legal, equitable, or other process, and any attempt to assign, alienate, attach, or otherwise encumber such benefit or payment shall be void, except that payment shall be made in accordance with a "qualified domestic relations order" that meets the requirements of Code Section 414(p) and ERISA Section 206(d), under the procedures developed in accordance with Section 8.10.

12.4     REQUIREMENT TO PROVIDE INFORMATION TO PLAN ADMINISTRATOR.

         Prior to the time any amount shall be distributed under the Plan, a Participant or other person entitled to benefits must file with the Plan Administrator such information as the Plan Administrator shall require to establish his or her rights and benefits under the Plan

12.5     SOURCE OF BENEFIT PAYMENTS.

         Benefits provided under the Plan shall be paid or provided for solely from the Trust, and neither the Company, an Employer, the Plan Administrator, the Trustee, or any investment manager shall assume any liability therefor.

12.6     CONSTRUCTION.

         Articles and Sections of the Plan are for convenience of reference only and shall be disregarded in applying the provisions of the Plan. Unless the context of the Plan specifically provides otherwise, the singular and plural shall be interchangeable.

12.7     GOVERNING LAW.

         The Plan is intended to qualify under Code Sections 401(a) and 401(k) and to comply with ERISA and shall be construed and interpreted in a manner consistent with the requirements of these laws. The Plan and the rights of all persons under the Plan shall be further construed and administered in accordance with the laws of the State of Florida to the extent not superseded by Federal law.

               ARTICLE XIII - LIMITATION ON PRE-TAX CONTRIBUTIONS

13.1     CODE SECTION 402(G) LIMITATION ON PRE-TAX CONTRIBUTIONS.

         An Employee's Pre-tax Contributions plus elective deferrals made under any other Plan of the Employer for a calendar year may not exceed $10,000 (as adjusted for cost of living in accordance with Code Section 415(d)).

13.2     TREATMENT OF EXCESS DEFERRALS.

(a) If, during the Plan Year, the Plan Administrator determines that continued contribution of Pre-tax Contributions for the Plan Year on behalf of an Employee would exceed the Code Section 402(g) limitation, the Employer shall not make any additional Pre-tax Contributions with respect to such Employee for the remainder of that Plan Year.

(b) If, during the Plan Year, the Plan Administrator determines that Pre-tax Contributions made on behalf of an Employee exceed the Code
         Section 402(g) limitation, the Plan Administrator shall distribute the amount of such Excess Deferral, adjusted for allocable income and losses, no later than the April 15th following the Plan Year in which such Excess Deferrals were made.

(c) The Plan Administrator shall reduce the amount of Excess Deferrals for a Plan Year distributable to the Employee by the amount of Excess Contributions if any, previously distributed to the Employee with respect to the Plan Year for which such Excess Deferrals and Excess Contributions were made.

(d) Income or loss attributable to Excess Deferrals, shall be determined in a uniform and nondiscriminatory manner which reasonably reflects the manner used by the Plan to allocate income to Participants' Accounts.

13.3     COORDINATION WITH OTHER ARRANGEMENTS IN WHICH SALARY IS DEFERRED.

         If an Employee participates in another plan under which he or she makes elective deferrals pursuant to a Code Section 401(k) arrangement, elective deferrals under a simplified employee pension, or salary reduction contributions to a tax-sheltered annuity, he or she may submit a written claim to the Plan Administrator for Excess Deferrals made to this Plan with respect to the calendar year. Any such claim must be submitted by the Employee no later than the March 1st following the close of the particular calendar year in which such elective deferrals were made and must specify the amount of the Employee's Pre-tax Contributions under this Plan which are Excess Deferrals. If the Plan Administrator receives a timely claim, it shall distribute the Excess Deferrals the Employee has assigned to this Plan (as adjusted for allocable income or loss), in accordance with Section 13.2.

                      ARTICLE XIV - NONDISCRIMINATION RULES

14.1     DEFINITIONS APPLICABLE TO THE NONDISCRIMINATION RULES.

         For purposes of this Article XIV, the following terms when capitalized and used in this Article XIV shall have the meaning ascribed to them in this Section 14.1.

         (a)      "Actual Contribution Percentage" means the ratio (expressed as
                   ------------------------------
                  a percentage), of the sum of the After-tax Contributions made by a Participant and the Matching Contributions made on behalf of an Eligible Employee for the Plan Year to the Eligible Employee's Compensation for the Plan Year.

         (b)      "Actual Deferral  Percentage"  means the ratio (expressed as a
                   ---------------------------
                  percentage) of Pre-tax Contributions made on behalf of an Eligible Employee for the Plan Year to the Eligible Employee's Compensation for the Plan Year.

                  A Non-highly Compensated Employee's Actual Deferral Percentage does not include elective deferrals made to this Plan or to any other Plan maintained by the Employer, to the extent such Pre-tax Contributions exceed the limitation on Pre-tax Contributions set forth in Article XIII.

         (c)      "Average Actual Deferral  Percentage"  means, for any group of
                   -----------------------------------
                  Eligible Employees who are Participants or eligible to be Participants, the average (expressed as a percentage) of the Actual Deferral Percentages for each of the Eligible Employees in that group, including those for whom no Pre-tax Contributions were made.

         (d)      "Average Actual Contribution  Percentage" means, for any group
                   --------------------------------------
                  of Eligible Employees who are Participants or eligible to be Participants, the average (expressed as a percentage) of the Actual Contribution Percentages for each of the Eligible Employees in that group, including those who made no After-tax Contributions and for whom no Matching Contributions were made.

14.2     ACTUAL DEFERRAL PERCENTAGE TEST.

(a)      With respect to each Plan Year, the Average Actual Deferral  Percentage
         for  Eligible   Employees  who  are  Participants  or  eligible  to  be
         Participants must satisfy one of the following tests:

         (i) The Average Actual Deferral Percentage for the Plan Year for Highly Compensated Employees who are Participants or eligible to be Participants for the Plan Year shall not exceed the Average Actual Deferral Percentage for the preceding Plan Year for Non-highly Compensated Employees who are Participants or eligible to be Participants for the preceding Plan Year multiplied by 1.25; or

         (ii) The Average Actual Deferral Percentage for the Plan Year for Highly Compensated Employees who are Participants or eligible to be Participants for the Plan Year shall not exceed the Average Actual Deferral Percentage for the preceding Plan Year for Non-highly Compensated Employees who are Participants or eligible to be Participants for the preceding Plan Year multiplied by 2; provided that the Average Actual Deferral
                  Percentage  for such  Highly  Compensated  Employees  does not exceed the Average Actual Deferral Percentage for such Non-highly Compensated Employees by more than two percentage points.

         Notwithstanding the above, (a) for the 1998 Plan Year, the Employer elected to use the Average Actual Deferral Percentage for Non-highly Compensated Employees for the 1998 Plan Year rather than the preceding Plan Year, and (b) for any Plan Year subsequent to the 1998 Plan Year, the Employer may elect to use the Average Actual Deferral Percentage for Non-highly Compensated Employees for the Plan Year being tested rather than the preceding Plan Year provided such election must be evidenced by a Plan amendment and once made may not be changed except as provided by the Secretary of the Treasury.

14.3 MORE THAN ONE EMPLOYER-SPONSORED PLAN SUBJECT TO THE ACTUAL DEFERRAL PERCENTAGE TEST.

         For purposes of this Article XIV, the Actual Deferral Percentage for any Highly Compensated Employee who is a participant under two or more arrangements described in Code Section 401(k) sponsored by any employer within the PepsiCo Organization shall be determined as if all such arrangements (other than arrangements that may not be aggregated under applicable regulations) were one Code Section 401(k) arrangement. If the Code Section 401(k) arrangements in which the Highly Compensated Employee participates have different plan years, the aggregate Actual Deferral Percentage shall be determined by counting the deferrals made to such arrangements in the plan years ending in the same calendar year.

14.4     RECHARACTERIZATION OF PRE-TAX CONTRIBUTIONS.

         If Excess Contributions have been made on behalf of a Highly Compensated Employee for the Plan Year, the Plan Administrator may recharacterize the Excess Contributions as After-tax Contributions (or voluntary contributions under another qualified plan if such plan has the same plan year), provided such recharacterization occurs within 2-1/2 months of the Plan Year being tested. All such recharacterized Contributions shall be subject to the same requirements and limitations that apply to Pre-tax Contributions hereunder, in accordance with the rules set forth in Code Reg. Section 1.401(k)-1(f)(3)(ii), including all distribution limitations, vesting requirements, funding requirements, contribution limitations and top-heavy rules. The Plan Administrator may not include Pre-tax Contributions (or other elective deferrals) in the Actual Contribution Percentage test, unless the Plan which includes the Pre-tax Contributions (or other elective deferrals) satisfies the Actual Deferral Percentage test both with and without the recharacterized Excess Deferrals included in the Actual Contribution Percentage test.

14.5     TREATMENT OF EXCESS CONTRIBUTIONS.

(a) Excess Contributions (adjusted for allocable income or loss) which are not recharacterized in accordance with Section 14.4 shall be distributed to the appropriate Highly Compensated Employee no later than 12 months after the close of the Plan Year in which such Excess Contribution arose. To the extent administratively possible, Excess Contributions shall be distributed within 2-1/2 months after the close of the Plan Year in which such Excess Contributions arose, so as to avoid the imposition of an excise tax.

(b) The income (or loss) allocable to Excess Contributions shall be determined by using a uniform and nondiscriminatory method which reasonably reflects the manner used by the Plan to allocate earnings or losses to Participants' Accounts.

14.6     QNECS AND QMACS.

         The Plan Administrator may determine the Actual Deferral Percentages of Eligible Employees by taking into account QNECs or QMACs and may determine the Actual Contribution Percentages of Eligible Employees by taking into account QNECs (other than QNECs used in the Actual Deferral Percentage test) made to this Plan or to any other qualified Plan maintained by the Employer provided that each of the following requirements are met:

         (a) The amount of Nonelective Contributions, including those QNECs treated as Pre-tax Contributions for purposes of the Actual Deferral Percentage Test, satisfies Code Section 401(a)(4).

         (b) The amount of Nonelective Contributions, including those QNECs treated as Pre-tax Contributions for purposes of the Actual Deferral Percentage Test and those QNECs treated as Matching Contributions for purposes of the Actual Contribution Test, satisfies Code Section 401(a)(4).

         (c) The Matching Contributions, including those QMACs treated as Pre-tax Contributions for purposes of the Actual Deferral Percentage Test, satisfy the requirements of Code Section 401(a)(4).

         (d) The QNECs and QMACs are (i) allocated to the QNECs Account and QMACs Account, respectively, of Eligible Employees who are Participants as of a date within the Plan Year; (ii) not contingent upon the Eligible Employee's continued participation in the Plan subsequent to the date of the allocation; and (iii) made to the Trust no later than the 12 month period immediately following the Plan Year to which such contribution relates.

         (e) The Plan Administrator may not include in the Actual Deferral Percentage test any QNECs or QMACs under another qualified plan unless that plan has the same plan year as this Plan.

         (f) If, pursuant to this Section, the Plan Administrator has elected to include QMACs and/or QNECs in calculating the Average Actual Deferral Percentage, the Plan Administrator shall first treat Excess Contributions as attributable proportionately to Pre-tax Contributions and to QMACs allocated on the basis of those Pre-tax Contributions, if any. If the total amount of a Highly Compensated Employee's Excess Contributions for the Plan Year exceeds the Employee's Pre-tax Contributions and QMACs attributable to such contributions, if any, for the Plan Year, the Plan Administrator shall next treat the remaining portion of his Excess Contributions as attributable to QNECs, if any.

         (g) The Plan Administrator shall reduce the amount of Excess Contributions for a Plan Year distributable to a Highly Compensated Employee by the amount of Excess Deferrals if any, previously distributed to that Employee for the Employee's taxable year ending in that Plan Year.

14.7     ACTUAL CONTRIBUTION PERCENTAGE TEST.

         With respect to each Plan Year, the Average Actual Contribution Percentage for Eligible Employees who are Participants or eligible to be Participants must satisfy one of the following tests:

         (a) The Average Actual Contribution Percentage for the Plan Year for Highly Compensated Employees who are Participants or eligible to be Participants for the Plan Year shall not exceed the Average Actual Contribution Percentage for the preceding Plan Year for Non-highly Compensated Employees who are Participants or eligible to be Participants for the preceding Plan Year multiplied by 1.25; or

         (b) The Average Actual Contribution Percentage for the Plan Year for Highly Compensated Employees who are Participants or eligible to be Participants for the Plan Year shall not exceed the Average Actual Contribution Percentage for the preceding Plan Year for Non-highly Compensated Employees who are Participants or eligible to be Participants for the preceding Plan Year multiplied by 2; provided that the Average Actual Contribution Percentage for such Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for such Non-highly Compensated Employees by more than two percentage points.

                  Notwithstanding the foregoing, (a) for the 1998 Plan Year, the Employer elected to use the Average Actual Contribution Percentage for Non-highly Compensated Employees for the 1998 Plan Year rather than the preceding Plan Year, and (b) for any

                  Plan Year subsequent to the 1998 Plan Year, the Employer may elect to use the Average Actual Contribution Percentage for Non-highly Compensated Employees for the Plan Year being tested rather than the preceding Plan Year provided that such election once made must be evidenced by a Plan amendment and may not be changed except as provided by the Secretary of the Treasury.

14.8     MORE THAN ONE PLAN SUBJECT TO THE ACTUAL CONTRIBUTION TEST.

         For purposes of this Article XIV, the Actual Contribution Percentage for any Highly Compensated Employee who is a participant under two or more arrangements sponsored by any employer within the PepsiCo Organization to which matching contributions (other than qualified matching contributions) or Employee contributions are made shall be determined as if all such arrangements (other than arrangements that may not be aggregated under applicable regulations) were one such arrangement. If the arrangements in which such Highly Compensated Employee participates have different plan years, the aggregate Actual Contribution Percentage shall be determined by counting the matching contributions and Employee contributions made to such arrangements in the plan years ending in the same calendar year.

14.9     REQUIRED  PLAN   AGGREGATION   FOR  PURPOSES  OF  THE  ACTUAL  DEFERRAL
         PERCENTAGE AND ACTUAL CONTRIBUTION TESTS.

         If the Employer treats two or more plans as a unit for coverage or nondiscrimination purposes, the Employer must combine the Code Section 401(k) arrangements for purposes of determining whether each such arrangement satisfies the Actual Deferral Percentage test and must combine the arrangements under which matching contributions or Employee contributions are made; PROVIDED, HOWEVER, that aggregation shall not be required with respect to arrangements within plans with different plan years; and PROVIDED, FURTHER, that an employee stock ownership plan (or the employee stock ownership plan portion of a plan) shall not be aggregated with a non-employee stock ownership plan (or non-employee stock ownership plan portion of a plan).

14.10 REQUIRED PLAN DISAGGREGATION FOR PURPOSES OF THE ACTUAL DEFERRAL PERCENTAGE AND ACTUAL CONTRIBUTION TESTS.

         If the Employer operates qualified separate lines of business under Code Section 414(r), then to the extent required by law the Employer will disaggregate the Code Section 401(k) arrangements for each Separate Line of Business for purposes of determining whether each such arrangement satisfies the Actual Deferral Percentage Test and will disaggregate the arrangements under which matching contributions or employee contributions are made with respect to each such Separate Line of Business.

14.11    TREATMENT OF EXCESS AGGREGATE CONTRIBUTIONS.

(a) Excess Aggregate Contributions plus any income and minus any loss allocable thereto, which are not recharacterized in accordance with
         Section 14.4 shall be distributed to the appropriate Highly Compensated Employee no later than 12 months after the close of the Plan Year in which such Excess Aggregate Contribution arose. To the extent administratively possible, Excess Aggregate Contributions shall be distributed within 2-1/2 months after the close of the Plan Year in which such Excess Contributions arose, so as to avoid an excise tax.

(b) The income (or loss) allocable to Excess Aggregate Contributions shall be determined by using a uniform and nondiscriminatory method which reasonably reflects the manner used by the Plan to allocate income to Participants' Accounts.

(c) The Plan Administrator shall treat a Highly Compensated Employee's allocable share of Excess Aggregate Contributions in the following priority: (1) First, as After-tax Contributions; (2) Then, as Matching Contributions allocable to Excess Contributions determined under the Actual Deferral Percentage test; (3) Then, on a pro rata basis, as Matching Contributions and as the Pre-tax Contributions relating to those Matching Contributions which the Plan Administrator has included in the Actual Contribution Percentage test, if any; and (4) Last, as QNECs used in the Actual Contribution Percentage test.

(d) To the extent the Highly Compensated Employee's Excess Aggregate Contributions are attributable to Matching Contributions, with respect to which the Highly Compensated Employee is not 100% vested, the Plan Administrator shall distribute only the vested portion and forfeit the nonvested portion. The vested portion of the Highly Compensated Employee's Excess Aggregate Contributions attributable to Matching
         Contributions is the total amount of such Excess Aggregate Contributions (as adjusted for allocable income or loss) multiplied by his or vested percentage (determined as of the last day of the Plan Year for which the Matching Contributions were made). The Plan shall allocate forfeited Excess Aggregate Contributions to reduce Employer Matching Contributions for the Plan Year in which such forfeiture occurs.

14.12    MULTIPLE USE LIMITATION.

         If both the Average Actual Deferral Percentage of Highly Compensated Employees exceeds 125% of the Average Actual Deferral Percentage of Non-highly Compensated Employees pursuant to Section 14.2 and the Average Actual Contribution Percentage of Highly Compensated Employees exceeds 125% of the Average Actual Contribution Percentage of Non-highly Compensated Employees pursuant to Section 14.7, then the sum of the Average Actual Deferral Percentage and the Average Actual Contribution Percentage shall not exceed the greater of:

         (a) The sum of (i) 125% of the greater of the Average Actual Deferral Percentage or the Average Actual Contribution Percentage for all Non-highly Compensated Employees who are Participants or eligible to be Participants, and (ii) the lesser of 200% of, or two percentage points plus, the lesser of the Average Actual Deferral Percentage or the Average Actual Contribution Percentage of the Non-highly Compensated Employees who are Participants or eligible to be Participants; or

         (b) The sum of (i) 125% of the lesser of the Average Actual Deferral Percentage or the Average Contribution Percentage for all Non-highly Compensated Employees who are Participants or eligible to be Participants, and (ii) the lesser of 200% of, or two percentage points plus, the greater of the Average Actual Deferral Percentage or the Average Actual Contribution Percentage for such Non-highly Compensated Employees.

         For purposes of this Section 14.12, the Average Actual Deferral Percentage and Average Actual Contribution Percentage for a Plan Year shall be the percentages determined under Section 14.2 or 14.7, as applicable, for such year.

         If, after applying the multiple use limitation of this Section, the Plan Administrator determines the Plan has failed to satisfy the multiple use limitation, the Plan Administrator shall correct the failure by distributing the excess amount as Excess Aggregate Contributions under Section 14.5. The Plan Administrator shall reduce the Actual Contribution Percentages for only those Highly Compensated Employees who are eligible to make both Pre-tax Contributions and After-tax Contributions.
                                                                         Page 91

                    ARTICLE XV - CODE SECTION 415 LIMITATION

15.1     DEFINITIONS APPLICABLE TO THE CODE SECTION 415 LIMITATION.

         For purposes of this Article XV, the following terms when capitalized and used in this Article XV shall have the meaning ascribed to them in this Section 15.1.

         (a)      "Annual Additions" means the sum credited to a Participant for
                   ----------------
                  any Limitation Year of (i) Employer contributions, (ii) Employee contributions, (iii) forfeitures, (iv) for purposes of Section 15.2(a)(2) only, amounts allocated to an individual medical account (as defined in Code Section 415(l)(2)), which is part of a pension or annuity plan maintained by any 415 Affiliate and (v) for purposes of Section 15.2(a)(2) only, amounts derived from contributions that are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code
                  Section 419(e)) maintained by any 415 Affiliate. The term Annual Additions shall not include Rollover Contributions made to the Plan or amounts restored or repaid to the Plan in accordance with Code Sections 411(a)(7)(B) and (C) and Article V of the Plan. Except to the extent provided in the Code and Treasury regulations, Annual Additions include Excess Contributions, Excess Aggregate Contributions, regardless of whether the Plan distributes or forfeits such excess amounts. Excess Deferrals are not Annual Additions unless distributed after the April 15th following the Plan Year in which such Excess Deferrals were made.

         (b)      "Defined  Benefit  Plan" means any plan of the type defined in
                   ----------------------
                  Code Section 414(j) maintained by any 415 Affiliate which is described in Code Section 415(k)(1).

         (c)      "Defined  Benefit Plan Fraction"  means, for any Participant a
                   ------------------------------
                  fraction  (determined  as of the  last  day of the  Limitation
                  Year), the numerator of which is the Projected Annual Benefit of the Participant (under all Defined Benefit Plans, whether or not terminated), and the denominator of which is the lesser of:

                  (i) 1.25 multiplied by the dollar limitation in effect under Code Section 415(b)(1)(A) for such Limitation Year; or

                  (ii) 1.4 multiplied by 100% of Participant's average 415 Compensation for the three consecutive calendar Years of Service (or all of the Participant's Years of Service, if the Participant has less than three Years of Service) during which the Participant had the highest aggregate 415 Compensation.

                  If the Participant accrued benefits in one or more Defined Benefit Plans which were in existence on May 5, 1986, the dollar limitation used in the denominator of this fraction shall not be less than the sum of the annual benefits under such Defined Benefit Plans which the Participant had accrued as of the end of the 1986 Limitation Year, determined without regard to any change in the terms or conditions of the Plan made after May 5, 1986, and without regard to any cost of living adjustment occurring after May 5, 1986. This rule applies only if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of Code Section 415 as in effect at the end of the 1986 Limitation Year.

         (d)      "Defined Contribution Plan" Means any plan of the type defined
                   -------------------------
                  in Code Section 414(i) maintained by any 415 Affiliate which is described in Code Section 415(k)(1).

         (e)      "Defined   Contribution   Plan   Fraction"   means,   for  any
                   ----------------------------------------
                  Participant, a fraction, determined as of the last day of the Limitation Year and for all prior years, the numerator of which is the sum of the Annual Additions credited to the Participant under all Defined Contribution Plans (whether or not terminated), and the denominator of which is the sum of the lesser of the following amounts determined for the current Limitation Year and for each of the Participant's prior Years of Service

                  (i) 1.25 multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for such Limitation Year; or

                  (ii)     1.4   multiplied   by   25%  of   Participant's   415
                           Compensation.

                  For purposes of determining the Defined Contribution Plan Fraction, the Plan Administrator shall not recompute Annual Additions in Limitation Years beginning prior to January 1, 1987. The Plan continues any transitional rules applicable to the determination of the defined contribution plan fraction under the Employer's Plan as of the end of the 1986 Limitation Year.

         (f)      "415 Affiliate" means a member of the PepsiCo Organization, as
                   -------------
                  defined in Section 1.42; PROVIDED, HOWEVER, that for purposes of determining whether a corporation is a member of a "controlled group of corporations" (within the meaning of Code
                  Section 414(b) of which the Company is also a member) the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" wherever the latter phrase appears in Code Section 1563(a)(1).

         (g)      "415  Compensation"  means  Compensation,  but  excluding  for
                   -----------------
                  Limitation Years commencing prior to January 1, 1998, elective contributions that are made by an Employer that are not includible in gross income under Code Sections 125 and 402(e)(3).

         (h)      "Limitation Year" means the Plan Year.
                   ---------------

         (i)      "Projected  Annual  Benefit" means  the  Participant's  annual
                   --------------------------
                  benefit under a Defined Benefit Plan payable in the form of a single life annuity computed in the assumptions (i) that the Participant will remain employed until the Participant's
                  "normal retirement age" under the applicable plan (or, if later, his or her current age), and (ii) that the Participant's 415 Compensation will remain at its current level until that time.

15.2     CODE SECTION 415 LIMITATION ON ANNUAL ADDITIONS.

(a) Notwithstanding any other provision of the Plan to the contrary, Annual Additions credited under the Plan and all other Defined Contribution Plans maintained by any 415 Affiliate with respect to each Participant for any Limitation Year shall not exceed the lesser of:

         (i) $30,000, as adjusted from time to time for cost of living in accordance with Code Section 415(d), or

         (ii)     25% of the  Participant's 415 Compensation for such Limitation
                  Year.

(b) If the Plan Administrator determines during a Plan Year that a Participant will likely exceed the limit imposed by Section 15.2(a) (assuming that a Participant's Contribution Election remains in effect for the remainder of the Limitation Year, and based on the Plan Administrator's estimate of a Participant's 415 Compensation for the Limitation Year), the Plan Administrator may adjust the Participant's Annual Additions and take the following actions in the following order of priority:

         (i) Reduce or eliminate the Participant's unmatched After-tax Contributions;

         (ii)     Reduce  or  eliminate  the  Participant's   unmatched  Pre-tax
                  Contributions;

         (iii)    Reduce  or  eliminate  the  Participant's   matched  After-tax
                  Contributions and corresponding Matching Contributions; and

         (iv)     Reduce  or  eliminate  the   Participant's   matched   Pre-tax
                  Contributions and any corresponding Matching Contributions.

         If an allocation of Employer contributions would result in an Excess Annual Addition to the Participant's Account (other than an Excess Annual Addition which results from the application of the nondiscrimination rules under Article XIV), the Plan Administrator may reallocate the Excess Annual Addition to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Plan Administrator shall reallocate the Excess Annual Additions pursuant to the allocation method under the Plan as if the Participant whose Account otherwise would receive such Excess Annual Addition were not eligible for an allocation of Employer contributions. As soon as administratively feasible after the end of the Plan Year, the Plan Administrator shall determine the actual limit which should have applied to the Participant under Section 15.2(a) based on the Participant's actual 415 Compensation for such Limitation Year.

         If after the end of a Plan Year, the Plan Administrator determines that the Annual Additions credited under the Plan with respect to a Participant for any Limitation Year exceed the limitations of Section 15.2(a) as a result of (i) the allocation of forfeitures, (ii) a reasonable error in estimating the Participant's 415 Compensation for the Limitation Year, (iii) a reasonable error in determining the amount of Pre-tax Contributions that the Participant may contribute or (iv) any other circumstance permitted pursuant to the regulations and rulings promulgated under Code Section 415, then the amount of contributions credited to the Participant's Accounts in that Plan Year shall be adjusted to the extent necessary to satisfy that limitation in accordance with the following order of priority:

         (i) The Participant's unmatched After-tax Contributions shall be reduced to the extent necessary. The amount of the reduction shall be returned to the Participant, together with any earnings on the contributions to be returned.

         (ii) The Participant's unmatched Pre-tax Contributions shall be reduced to the extent necessary. The amount of the reduction shall be returned to the Participant, together with any earnings on the contributions to be returned.

         (iii) The Participant's matched After-tax Contributions and corresponding Matching Contributions shall be reduced to the extent necessary. The amount of the reduction attributable to the Participant's matched After-tax Contributions shall be returned to the Participant, together with any earnings on those contributions to be returned. The amount attributable to the Matching Contributions shall be forfeited and used to reduce Employer contributions for the Participant for the next Limitation Year (and succeeding Limitation Years, as necessary) if the Participant is covered by the Plan at the end of the Limitation Year. If the Participant is not covered by the Plan as of the end of the Limitation Year, then the excess Annual Additions shall be held unallocated in a suspense account for the Limitation Year and allocated and reallocated in the next Limitation Year to all of the remaining Participants entitled to allocation of Contributions, but only to the extent that such allocation or reallocation would not cause the Annual Additions to such Participants to violate the limitations of Code Section 415 for such Limitation Year. If a suspense account is in existence at any time during a Limitation Year, all amounts in the suspense account must be allocated or reallocated before any Employer contributions or Employee contributions which would constitute Annual Additions may be made to the Plan for the Limitation Year (and succeeding Limitation Years, as necessary) in accordance with the rules set forth in Prop. Reg. Section 1.415-6(b)(6)(i). If a suspense account is in effect, it shall not share in investment gains or losses.

         (iv) The Participant's matched Pre-tax Contributions and corresponding Matching Contributions shall be reduced to the extent necessary. The amount of the reduction attributable to the Participant's matched Pre-tax Contributions shall be returned to the Participant, together with any earnings on those contributions to be returned. The amount attributable to the Matching Contributions shall be forfeited and applied in the same manner as Matching Contributions under clause (iii) above.

(c) If a Participant also participates in any other Defined Contribution Plan which is subject to the limitation set forth in Section 15.2(a) above and, as a result, such limitation would be exceeded with respect to the Participant in any Limitation Year, any reduction or other permissible method necessary to ensure compliance with such limitation first shall be made under this Plan in accordance with the terms hereof. If after such correction a further reduction is necessary to ensure that the limitation set forth in Section 15.2(a) is not exceeded, Annual Additions credited under such other plan or plans with respect to the Participant shall be reduced in accordance with the provisions of such plan or plans.

(d) If a Participant is also a participant in a Defined Benefit Plan, then the Annual Additions credited with respect to the Participant in any Limitation Year shall be limited as provided in Section 15.3 below.

(e) The determination of whether the Plan satisfies the requirements of this Section 15.2 with respect to a Participant shall be made in accordance with Code Section 415 and the regulations thereunder, the provisions of which are hereby incorporated by reference and shall override the provisions of the Plan to the extent inconsistent therewith.

15.3     COMBINED CODE SECTION 415 LIMITATION.

(a) If a Participant is also a participant in a Defined Benefit Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction for any Limitation Year commencing before January 1, 2000 shall not exceed 1.0.

(b) In the event that a reduction is required to insure that the sum of the above fractions with respect to a Participant in any Limitation Year does not exceed 1.0, such reduction shall be made by reducing the Participant's annual benefit under the Defined Benefit Plan.

(c) The Plan Administrator shall redetermine the Defined Contribution Plan Fraction and the Defined Benefit Plan fraction as of the end of the 1986 Limitation Year, in accordance with this Section. If the sum of the redetermined fractions exceeds 1.0, the Plan Administrator shall permanently subtract from the numerator of the Defined Contribution Plan Fraction an amount equal to the product of (1) the excess of the sum of the fractions over 1.0, times (2) the denominator of the defined contribution plan fraction. In making the adjustment, the Plan Administrator shall disregard any accrued benefit under the Defined Benefit Plan which is in excess of the participant's accrued benefit under the Defined Benefit Plan as of the end of the 1986 Limitation Year.

(d) The provisions of this Section 15.3 shall cease to be effective on and after January 1, 2000.

15.4     INCORPORATION BY REFERENCE.

         Notwithstanding anything contained in this Article XV to the contrary, the determination of whether the Plan satisfies the requirements of
         Article XV shall be made in accordance with Code Section 415 and the regulations thereunder, as may be amended, the provisions of which are hereby incorporated by reference and shall override the provisions of the Plan to the extent inconsistent therewith. In addition, the Plan Administrator, in its sole discretion, may determine the amounts required to be taken into account under Article XV by such alternative methods as shall be permitted under applicable regulations or rulings.

                       ARTICLE XVI - TOP HEAVY PROVISIONS

16.1     DEFINITIONS APPLICABLE TO THE TOP HEAVY PROVISIONS.

         For purposes of this Article XVI, the following terms when capitalized and used in this Article XVI shall have the meaning ascribed to them in this Section 16.1.

         (a)      "Aggregation  Group"  means in the case of a Plan  that is not
                   ------------------
                  part of either a Required Aggregation Group or a Permissive Aggregation Group, the Employer. In the case of a Plan that is part of a Required Aggregation Group but not part of a Permissive Aggregation Group, the Required Aggregation Group. In the case of a Plan that is part of a Required Aggregation Group and part of Permissive Aggregation Group, either the Required Aggregation Group or the Permissive Aggregation Group, as determined by the Plan Administrator.

         (b)      "Determination  Date" means,  with respect to a Plan Year, the
                   -------------------
                  last day of the preceding Plan Year or, in the case of the first Plan Year, the last day of the Plan Year.

         (c)      "Key  Employee"  means,  as of  any  Determination  Date,  any
                   --------------------
                  Employee or former Employee who for the Plan Year in the Determination Period or any of the four preceding Plan Years:

                  (i) Has Compensation in excess of 50% of the defined benefit plan dollar amount prescribed in Code Section 415(b)(1)(A), as adjusted for cost of living in accordance with Code Section 415(d), and is an officer of the Employer;

                  (ii) Has Compensation in excess of the defined contribution plan dollar amount prescribed in Code
                           Section 415(c)(1)(A), as adjusted for cost of living in accordance with Code Section 415(d), and is one of the Employees owning (or deemed to own within the meaning of Code Section 318) the ten largest interests in the Employer;

                  (iii)    Is a Five-percent Owner of the Employer; or

                  (iv) Is a One-percent Owner of the Employer and has Compensation of more than $150,000.

                  The number of officers taken into account under clause (i) shall not exceed the greater of 3 or 10% of the total number of Employees (after application of the Code Section 414(q) exclusions), and in any event shall not exceed 50 officers.

                  The term Key Employee shall also include the Beneficiary of a Key Employee. The Plan Administrator shall determine who is a Key Employee in accordance with Code Section 416(i)(1).

         (d)     "Non-key  Employee"  means  an  Employee  who  is  not  a  Key
                  -----------------
                  Employee.

         (e)      "One-percent  Owner" means with respect to a corporation,  any
                   ------------------
                  person who owns (or is considered as owning within the meaning of Code Section 318) more than 1% of the outstanding stock of the corporation, or stock possessing more than 1% of the total voting power of the corporation.

         (f)      "Participant"  includes an  Eligible  Employee of the Plan who
                   -----------
                  does not participate in the Plan.

         (g)      "Permissive Aggregation Group" means each plan in the Required
                   ----------------------------
                  Aggregation Group and any other qualified plan or plans maintained by an employer within the PepsiCo Organization if such group of plans, when considered together, would meet the requirements of Code Sections 401(a)(4) and 410.

         (h)      "Required  Aggregation  Group"  means,  with respect to a Plan
                   ----------------------------
                  Year for which a  determination  is being made, (i) this Plan,
                  (ii) each other qualified plan of an employer within the PepsiCo Organization in which at least one Key Employee is a participant, and (iii) any other qualified plan of an employer within the PepsiCo Organization which enables any plan described in subparagraphs (i) and (ii) above to meet the requirements of Code Sections 401(a)(4) or 410.

         (i)      "Top  Heavy  Plan"  means  the Plan,  if any of the  following
                   ----------------
                  conditions exists:

                  (1) The Top Heavy Ratio for the Plan exceeds 60% and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group;

                  (2) If the Plan is a part of a Required Aggregation Group but is not part of a Permissive Aggregation Group, the Top Heavy Ration for the Required Aggregation Group exceeds 60%;

                  (3) If the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group, the Top Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

         (j)      "Top Heavy Ratio" means,  with respect to the plans taken into
                   ---------------
                  consideration, a fraction, the numerator of which is the present value of the accrued benefits for all Key Employees under the Defined Benefit Plans of the Aggregation Group as of the Determination Date for each plan plus the sum of account balances for all Key Employees under the Defined Contribution Plans of the Aggregation Group, in each case as of the respective Determination Date (including any part of any accrued benefit or account balance distributed in the five-year period ending on the Determination Date), and the denominator of which is the sum of the present value of all accrued benefits for all Non-Key Employees under the Defined Benefit Plans of the Aggregation Group plus the sum of all account balances of all Non-Key Employees under Defined Contribution Plans of the Aggregation Group, in each case as of the respective Determination Date for each plan (including any part of any accrued benefit or account balance distributed in the five-year period ending on the Determination Date), all determined in accordance with Code Section 416.

         For purposes of this definition:

         The accrued benefit and account balances of Key Employees under plans that terminated within the 5 year period ending on the Determination Date (including amounts which were distributed during such period) are taken into account for purposes of determining the Top Heavy Ratio.

         The account balances and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service at any time during the five-year period ending on the Determination Date, shall be disregarded.

         Generally, the Plan Administrator shall calculate the present value of accrued benefits under Defined Benefit Plans or simplified employee pension plans included within the group in accordance with the terms of those plans and Code Section 416. If a Participant in a defined benefit plan is a Non-Key Employee, however, the Plan Administrator shall determine such Non-Key Employee's Accrued Benefit under the accrual method, if any, which is applicable uniformly to all Defined Benefit Plans or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule accrual method described in Code Section 411(b)(1)(C).

         To calculate the present value of benefits under a Defined Benefit Plan, the Plan Administrator shall use the interest and mortality assumptions prescribed by the Defined Benefit Plans to value benefits for top heavy purposes.

         If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Plan Administrator shall value the accrued benefit or account balance under such aggregated plan as of the most recent valuation date falling within the twelve-month period ending on the Determination Date, except as Code Section 416 and applicable Treasury regulations require for the first and second plan year of a Defined Benefit Plan.

         The Plan Administrator shall calculate the value of account balances and accrued benefits with reference to the Determination Dates for the respective aggregated plans that fall within the same calendar year.

16.2     APPLICATION OF ARTICLE XVI.

         If the Plan is determined to be a Top Heavy Plan as of any Determination Date, then it shall be subject to the rules set forth in the balance of this Article XVI, beginning with the first Plan Year commencing after such Determination Date.

16.3     MINIMUM VESTING.

(a) If the Plan is determined to be a Top Heavy Plan for a Plan Year, then with respect to each Participant who completes an Hour of Service during such Plan Year, such Participant's vested interest in his Account, determined at any time that the Plan continues to be a Top Heavy Plan, shall be no less than as determined under the following table:

                    Years of Vesting Service               Vested Percentage
                    ------------------------               -----------------

                      Less than 3 years                           0%
                      3 years or more                           100%

(b) If the Plan subsequently is determined to no longer be a Top Heavy Plan, then the above minimum vesting schedule shall not apply to any portion of a Participant's Account which is accrued on or after the first day of the first Plan Year in which the Plan is no longer a Top Heavy Plan, provided that any Participant with three or more Years of Vesting Service as of the first date on which the Plan is no longer a Top Heavy Plan may elect to continue to be vested in accordance with the above minimum vesting schedule during the period that the Plan is not a Top Heavy Plan.

16.4     MINIMUM CONTRIBUTIONS.

(a) Subject to paragraph (b) of this Section, if the Plan is determined to be a Top Heavy Plan for a Plan Year, minimum Employer contributions (including forfeitures but excluding any Pre-Tax Contributions and any Employer Matching Contributions necessary to satisfy the nondiscrimination requirements of Code Section 401(k) or of Code
         Section 401(m)) shall be made on behalf of each Participant who has not Separated from Service as of the end of the Plan Year and who is not a Key Employee, of not less than the lesser of the following percentage of the Key Employee's 415 Compensation for the Plan Year, as defined in
         Section 15.1(g):

         (i)      3%, or

         (ii) the highest percentage of Employer contributions (including forfeitures and amounts contributed pursuant to a salary reduction agreement) made under the Plan for the Plan Year on behalf of a Key Employee.

         However, if a Defined Benefit Plan which benefits a Key Employee depends on this Plan to satisfy the nondiscrimination rules of Code
         Section 401(a)(4) or the coverage rules of Code Section 410 (or another plan benefiting the Key Employee so depends on such defined benefit plan), the allocation is 3% of the Non-Key Employee's Compensation for the Plan Year regardless of the contribution rate for the Key Employees.

(b) If, for Plan Year, there are no allocations of Employer contributions, forfeitures or Pre-tax Contributions for any Key Employee to the Plan, no minimum allocation shall be required with respect to the Plan Year, except as otherwise may be required because of another plan in the Aggregation Group.

(c) The minimum allocation required under this Section 16.4 shall be made after Employer contributions and forfeitures are made.

(d) Notwithstanding paragraph (a) above, for a Plan Year, a Participant covered under this Plan, which is determined to be Top Heavy, and a Top Heavy defined benefit plan, shall receive the defined benefit minimum from the Top Heavy defined benefit plan.

         Notwithstanding paragraph (a) above, for a Plan Year, a Participant covered under this Plan, which is determined to be Top Heavy, and another Top Heavy defined contribution plan, shall receive the defined contribution minimum from the other Top Heavy defined contribution plan.

16.5     ADJUSTMENT TO COMBINED LIMITATION.

         For any Plan Year in which the Plan is determined to be a Top Heavy Plan, the provisions of Code Section 415(e) shall be applied by substituting "1.0" for "1.25" wherever "1.25" applies therein.

              EXHIBIT A -- ELIGIBLE UNITS OF HOURLY-PAID EMPLOYEES



             Name of Unit                                   Effective Date
             ------------                                   --------------

    City of Industry, California Facility                   Effective Date

    Juice Bowl, Lakeland, Florida Facility                  Effective Date

    Tropicana Transportation Corp.                          Effective Date